EXHIBIT 10.1

                   SECOND MASTER LOAN MODIFICATION AGREEMENT

         THIS SECOND MASTER LOAN MODIFICATION AGREEMENT (the "Second Master Modification Agreement") is made and entered into as of the 7th day of September, 2001, by and among EQUIVEST FINANCE, INC., a Delaware corporation ("EFI"), EQUIVEST CAPITAL, INC. (f/k/a Resort Funding, Inc.), a Delaware corporation ("RFI"), EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Company"), EASTERN RESORTS CORPORATION, a Delaware corporation ("ERC"), OCEAN CITY COCONUT MALORIE RESORT, INC., a Maryland corporation ("Coconut Malorie"), BLUEBEARD'S CASTLE, INC., a United States Virgin Island corporation ("Bluebeard"), CASTLE ACQUISITION, INC., a United States Virgin Island corporation ("Castle"), AVENUE PLAZA LLC, a Louisiana limited liability company ("Avenue Plaza"), EQUIVEST WASHINGTON, INC., a Delaware corporation (f/k/a EFI D.C. Acquisition, Inc., successor to the interests of Capital City Suites, Inc.) ("EFI DC"), and EQUIVEST TEXAS, INC., a Delaware corporation ("Equivest Texas"), (EFI, RFI, the Company, ERC, Coconut Malorie, Bluebeard, Castle, Avenue Plaza, EFI DC and Equivest Texas shall be individually referred to as the "Borrower" and collectively referred to as the "Borrowers"), jointly and severally, and EFI, EQUIVEST MARYLAND, INC., a Delaware corporation (f/k/a EFI Maryland Acquisition, Inc.) ("Equivest Maryland"), EQUIVEST LOUISIANA, INC., a Delaware corporation (f/k/a EFI Louisiana Acquisition, Inc.) ("Equivest Louisiana"), and EQUIVEST ST. THOMAS, INC., a United States Virgin Islands corporation (f/k/a EFI St. Thomas Acquisition, Inc.) ("Equivest St. Thomas"), (EFI, Equivest Maryland, Equivest Louisiana and Equivest St. Thomas shall be individually referred to as the "Guarantor" and collectively referred to as the "Guarantors"), jointly and severally, and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource") and CAPITALSOURCE HOLDINGS LLC, a Delaware limited liability company ("CapitalSource Holdings").

                                    RECITALS
                          EASTERN RESORTS BRIDGE LOAN

         1. EFI, the Company, RFI, ERC, jointly and severally, and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company ("CSFB") are parties to that certain Loan and Security Agreement dated as of August 25, 1998 (the "Original Bridge Loan Agreement") pursuant to which CSFB agreed to make a loan to EFI, the Company, RFI and ERC in the maximum principal amount of $15,000,000 (the "Bridge Loan") for the purpose of acquiring the outstanding capital stock and interest of Eastern Resorts Corporation, a Rhode Island corporation, all pursuant to the terms, provisions, and conditions set forth in the Original Bridge Loan Agreement and various other documents and instruments executed in connection therewith, including but not limited to that certain Promissory Note dated as of August 25, 1998 executed by EFI, the Company, RFI and ERC in favor or CSFB (the "Original Bridge Loan Note") and secured by the "Collateral" (as such term is defined in the Original Bridge Loan Agreement). 2. Pursuant to that certain Loan Modification Agreement dated as of December 11, 1998, by and among EFI, the Company, ERC and CSFB, certain additional amendments and modifications to the Original Bridge Loan Agreement were made including, without limitation, an extension of the Maturity Date.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 1

EXHIBIT 10.1

         3. Pursuant to that certain letter agreement dated November 15, 2000 by and among EFI, RFI, the Company, ERC and CSFB ("November Extension"), the Maturity Date of the Bridge Loan was extended to January 5, 2001.

         4. Pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB ("December Extension"), the Maturity Date of the Bridge Loan was extended to January 31, 2001.

         5. Pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB ("January Extension"), the Maturity Date of the Bridge Loan was extended to February 16, 2001.

         6. Pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB ("First March Extension"), the Maturity Date of the Bridge Loan was extended to March 30, 2001.

         7. Pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB "Second March Extension"), the Maturity Date of the Bridge Loan was extended to April 20, 2001 (the November Extension, December Extension, January Extension, First March Extension and Second March Extension are sometimes referenced to herein, collectively, as the "Extension Letters").

         8. Pursuant to that certain Master Loan Modification Agreement dated April 20, 2001 by and between EFI, RFI, the Company, ERC, Coconut Malorie, Bluebeard, Castle, Avenue Plaza, EFI DC, Equivest Maryland, Equivest Louisiana, Equivest St. Thomas and CSFB (the "First Master Modification Agreement"), (i) certain additional amendments and modifications to the Bridge Loan were made, including, among other amendments, extending the maturity date thereof to February 16, 2002, cross-defaulting and cross-collateralizing the Bridge Loan with all of the other Loans (hereinafter defined) and acknowledging the execution of the Second Restated Bridge Loan Note described below; and (ii) EFI, the Company, and ERC ratified, reaffirmed and assumed all of the terms, promises, conditions, representations, covenants, warranties, responsibilities and obligations under the Bridge Loan.

         9. The Original Bridge Loan Note was amended and restated by that certain Amended and Restated Promissory Note dated December 11, 1998 (the "First Restated Bridge Loan Note") in the original principal amount of $15,000,000, made by EFI, the Company, ERC and RFI, jointly and severally, payable to the order of CSFB, and was further amended and restated by that certain Second Amended and Restated Promissory Note dated April 20, 2001 (the "Second Restated Bridge Loan Note") in the original principal amount of $15,000,000, made by EFI, the Company, ERC and RFI, jointly and severally, payable to the order of CSFB (the Original Bridge Loan Note, as amended and restated by the First Restated Bridge Loan Note and the Second Restated Bridge Loan Note, shall hereafter be collectively referred to as the "Bridge Loan Note").

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 2

EXHIBIT 10.1

         10. The Original Bridge Loan Agreement, as amended and modified by (i) a Loan Modification Agreement dated as of December 11, 1998, (ii) the Extension Letters, and (iii) the First Master Modification Agreement, and any other amendments and modifications now or hereafter executed shall be referred to herein as the "Bridge Loan Agreement."

         11. As used herein, the Bridge Loan Agreement, the Bridge Loan Note and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Bridge Loan shall be referred to herein collectively as the "Bridge Loan Documents."

                  COCONUT MALORIE RESORT, OCEAN CITY, MARYLAND

         12. Coconut Malorie executed that certain Acquisition and Development Promissory Note dated as of October 24, 1997 in favor of RFI (the "Original Ocean City Note") evidencing a loan by RFI to Coconut Malorie in the maximum principal amount of $5,500,000 (the "Ocean City Loan"), and certain other loan documents including, without limitation, (i) an Acquisition and Development Loan Agreement dated as of October 24, 1997 (the "Original Ocean City Loan Agreement"), by and between RFI and Coconut Malorie relating to the acquisition and development of the Coconut Malorie Resort in Ocean City, Maryland, and (ii) a Mortgage and Security Agreement and UCC-1 Financing Statement, dated October 24, 1997 (the "Ocean City Mortgage"), executed by Coconut Malorie in favor of RFI, recorded in Liber 2445, at Folio 574 of the Land Records of Worcester County, Maryland, as assigned by RFI to CSFB pursuant to that certain Assignment of Mortgage and Other Loan Documents dated March 26, 1999 by RFI to and in favor of CSFB, recorded in Liber 2685, at Folio 85 of the Land Records of Worcester County, Maryland.

         13. Pursuant to that certain Purchase Agreement dated as of February 16, 1999, by and among EFI, Kosmas Group International, Inc., formerly known as Kosmas Resort Group, Inc. ("KGI"), Kosmas Caribbean Holdings Corporation ("KCHC"), and various other parties, KCHC agreed to sell to EFI or its designee all issued and outstanding capital stock of Coconut Malorie and, pursuant to that certain Assignment of Mortgage and Other Loan Documents dated as of March 26, 1999 executed by and between CSFB and RFI, (i) CSFB consented to the acquisition by EFI Maryland of all of the outstanding capital stock of Coconut Malorie, (ii) Coconut Malorie ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Ocean City Loan and (iii) Coconut Malorie executed an Acquisition and Development Promissory Note dated as of March 26, 1999, in the maximum principal amount of $4,521,150 in favor of CSFB (the "First Restated Ocean City Note"), which amended and restated in its entirety the Original Ocean City Note, and (iv) EFI and EFI Maryland executed a Guaranty and Subordination Agreement dated March 26, 1999 in favor of CSFB (the "Original Ocean City Guaranty").

         14. Pursuant to the First Master Modification Agreement, (i) certain additional amendments and modifications to the Ocean City Loan were made, including, among other amendments, extending the maturity date thereof to February 16, 2002, cross-defaulting and cross-collateralizing the Ocean City Loan with all the other Loans (hereinafter defined), and acknowledging the execution of the Second Restated Ocean City Note described below, (ii) Coconut Malorie, EFI and Equivest Maryland ratified, reaffirmed and assumed all of the

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 3

EXHIBIT 10.1

terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Ocean City Loan, as modified, and
(iii) EFI and Equivest Maryland executed that certain Amended and Restated Guaranty and Subordination Agreement dated April 20, 2001 (the "Restated Ocean City Guaranty"), amending and restating the Original Ocean City Guaranty (the Original Ocean City Guaranty, as amended and restated by the Restated Ocean City Guaranty, shall be referred to hereafter as the "Ocean City Guaranty").

     15. The First Restated Ocean City Note was amended and restated by that certain Amended and Restated Acquisition and Development Promissory Note dated April 20, 2001 (the "Second Restated Ocean City Note") in the original principal amount of $4,521,150, made by Coconut Malorie, payable to the order of CSFB (the First Restated Ocean City Note, as amended and restated by the Second Restated Ocean City Note, shall be referred to hereafter as the "Ocean City Note").

     16. The Original Ocean City Loan Agreement, as amended and modified by certain of the Extension Letters and the First Master Modification Agreement, and any other amendments and modifications now or hereafter executed shall be referred to herein as the "Ocean City Loan Agreement."

     17. As used herein, the Ocean City Mortgage, the Ocean City Guaranty, the Ocean City Loan Agreement, the Ocean City Note and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Ocean City Loan shall be referred to herein collectively as the "Ocean City Loan Documents." AVENUE PLAZA, NEW ORLEANS, LOUISIANA

     18. CSFB agreed to make a loan to Avenue Plaza in the maximum amount of $19,000,000 (the "Avenue Plaza Loan"), which Avenue Plaza Loan is evidenced by that certain Promissory Note dated December 19, 1997, made by Avenue Plaza to the order of CSFB in the original principal amount of $19,000,000 (the "Original Avenue Plaza Note"). In 1998, the Original Avenue Plaza Note was endorsed and transferred by CSFB to Credit Suisse First Boston Structured Loan Participations, Series 1998-P1 Corporation, a Delaware corporation ("CSFB 1998-P1") and subsequently endorsed and transferred back to CSFB by CSFB 1998-P1.

     19. The Avenue Plaza Loan is secured in part by (i) an Act of Mortgage, Security Agreement and Assignment of Leases and Rentals dated December 19, 1997 (the "Avenue Plaza Mortgage"), executed by Avenue Plaza in favor of CSFB and recorded in the mortgage office under MIN 447902, and in the conveyance office under CIN 152019, N.A. No. 98-01491, Orleans Parish, Louisiana, and (ii) an Assignment of Certificates, Permits, Licenses, Approvals, Bonds, and Warranties, an Assignment of Management Agreement, and an Assignment of Borrower's Rights as Developer Under Declaration and Bylaws, each of which is dated December 19, 1997 and executed by Avenue Plaza in favor of CSFB.

     20. The Avenue Plaza Loan was, at one time, absolutely and unconditionally guaranteed pursuant to that certain Guaranty and Subordination Agreement dated December 19, 1997 ("Original KGI Avenue Plaza Guaranty") by KGI, however, KGI was subsequently released from its obligations thereunder pursuant to the Mutual Release described below.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 4

EXHIBIT 10.1

     21. Pursuant to that certain Purchase Agreement dated as of February 16, 1999, by and among EFI, KGI, and various other parties, KGI agreed to sell to EFI or its designee all right, title, and interest of KGI in and to Avenue Plaza, and EFI agreed to purchase or cause the purchase of same from KGI and, pursuant to that certain Loan Assumption Agreement dated as of March 26, 1999, by and among CSFB 1998-P1, EFI, Equivest Louisiana and Avenue Plaza, (i) CSFB 1998-P1 consented to Equivest Louisiana's acquisition of all right, title, and interest of KGI in and to Avenue Plaza, (ii) EFI, Equivest Louisiana and Avenue Plaza ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Avenue Plaza Loan, as modified, (iii) EFI and Equivest Louisiana executed that certain Guaranty and Subordination Agreement dated March 26, 1999 (the "Original EFI Avenue Plaza Guaranty"), and (iv) CSFB, CSFB 1998-P1, KGI and certain other parties executed a Mutual Release dated March 26, 1999 ("Mutual Release") pursuant to which CSFB and CSFB 1998-P1 agreed, among other things, to release KGI from its obligations under the Original KGI Avenue Plaza Guaranty.

     22. Pursuant to certain of the Extension Letters, the maturity date of the Avenue Plaza Loan was extended to April 20, 2001.

     23. Pursuant to the First Master Modification Agreement, (i) certain additional amendments and modifications to the Avenue Plaza Loan were made, including, among other amendments, extending the maturity date thereof to February 16, 2002, cross-defaulting and cross-collateralizing the Avenue Plaza Loan with all the other Loans (hereinafter defined), and acknowledging the execution of the Restated Avenue Plaza Note described below; (ii) Avenue Plaza, EFI and Equivest Louisiana ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Avenue Plaza Loan, as modified, and (iii) EFI and Equivest Louisiana executed that certain Amended and Restated Guaranty Agreement dated April 20, 2001 (the "Restated Avenue Plaza Guaranty"), amending and restating the Original EFI Avenue Plaza Guaranty (the Original EFI Avenue Plaza Guaranty, as amended and restated by the Restated Avenue Plaza Guaranty, shall be referred to hereafter as the "Avenue Plaza Guaranty").

     24. The Original Avenue Plaza Note was amended and restated by that certain Amended and Restated Promissory Note dated April 20, 2001 (the "Restated Avenue Plaza Note"), in the original principal amount of $19,000,000, made by Avenue Plaza, payable to the order of CSFB (the Original Avenue Plaza Note, as amended and restated by the Restated Avenue Plaza Note, shall be referred hereafter to as the "Avenue Plaza Note").

     25. As used herein, the Avenue Plaza Mortgage, the Avenue Plaza Guaranty, the Avenue Plaza Note, and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Avenue Plaza Loan shall be referred to herein collectively as the "Avenue Plaza Loan Documents."

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 5

EXHIBIT 10.1

               ST. THOMAS RESORTS, ST THOMAS, U.S. VIRGIN ISLANDS

     26. CSFB, Bluebeard, Castle, KCHC, KGI, and Steven P. Kosmas ("Kosmas"), in his individual capacity, executed that certain Loan and Security Agreement dated as of July 30, 1998 (the "Original St. Thomas Loan Agreement") pursuant to which CSFB agreed to make two loans to Bluebeard, Castle, KCHC, KGI and Kosmas in the aggregate principal amount of $31,000,000 (the "Original St. Thomas Loan"), as evidenced by (i) that certain Acquisition/Development Promissory Note dated July 30, 1998 (the "Original St. Thomas Acquisition Note"), made by Bluebeard, Castle and KCHC to the order of CSFB in the original principal amount of $17,000,000 and (ii) that certain Receivables Promissory Note dated July 30, 1998 ("St. Thomas Receivables Note"), made by Bluebeard, Castle and KCHC to the order of CSFB in the original principal amount of $14,000,000 (together, the "Original St. Thomas Notes").

     27. The Original St. Thomas Loan is secured, in part, by (i) a Mortgage, Security Agreement, and Assignment of Leases and Rents dated July 30, 1998 (the "Original St. Thomas Mortgage"), executed by Castle and Bluebeard in favor of CSFB and recorded on August 10, 1998, in Book 50G, at Page 127, as Document No. 3401 in the Office of the Recorder of Deeds for the Judicial District of St. Thomas and St. John, Territory of the United States Virgin Islands and (ii) a Collateral Assignment of Construction Contracts, a Collateral Assignment of Architect's and Engineer's Agreements and Plans and Specifications, a Collateral Assignment of Management Agreements, a Collateral Assignment of Certificates, Permits, Licenses, Approvals, Bonds, and Warranties, a Collateral Assignment of Borrowers' Rights Under the Applicable Declarations and Bylaws, a Collateral Assignment of Trademarks, Trade Names, Service Marks, Copyrights, and Other Intellectual Property, and various other documents and instruments, all for the benefit of CSFB and its respective successors and assigns.

     28. Pursuant to the terms and provisions of that certain Acquisition/Development Payment Guaranty dated July 30, 1998, executed by KGI to and in favor of CSFB ("Original KGI St. Thomas Guaranty"), and that certain Receivables Payment Guaranty dated July 30, 1998 (the "St. Thomas Receivables Guaranty"), executed by KGI to and in favor of CSFB, KGI absolutely and unconditionally guaranteed and promised to pay to CSFB or its successors and assigns, any and all principal, interest, and other amounts due CSFB or its successors or assigns pursuant to the Original St. Thomas Notes, the Original St. Thomas Mortgage, or any of the other documents or instruments that evidence and/or secure the Original St. Thomas Loan, and to perform fully, completely, and punctually all other terms, covenants, obligations, and conditions contained therein.

     29. Pursuant to that certain Loan Assignment Agreement dated as of September 18, 1998, by and between CSFB and RFI (the "Loan Assignment Agreement"), (i) CSFB sold, assigned, transferred, granted, and conveyed unto RFI, absolutely and unconditionally, all of CSFB's rights, title, and interest in and to (1) the St. Thomas Receivables Note, (2) the Receivables Component (as such term is defined in the Original St. Thomas Loan Agreement) of the St. Thomas Loan (excluding, specifically, however, any liens or interests in and to the Original St. Thomas Mortgage), and (3) the St. Thomas Receivables Guaranty, and (ii) RFI releases all of its rights and interests in the Original St. Thomas Mortgage so that the Original St. Thomas Mortgage, as modified by the Loan Assignment Agreement (referred to herein, as the "St. Thomas Mortgage"), secures only the portion of the Original St. Thomas Loan evidenced by the Original St. Thomas Acquisition Note (such portion is hereinafter referred to as the "St. Thomas Loan").

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 6

EXHIBIT 10.1

     30. Pursuant to that certain Purchase Agreement dated as of February 16, 1999, by and among EFI, KGI, KCHC, and various other parties, KCHC agreed to sell to EFI or its designee all issued and outstanding capital stock of Castle and Bluebeard and, in connection therewith, CSFB, RFI, EFI, Equivest St. Thomas, Bluebeard and Castle executed that certain Loan Assumption Agreement dated as of March 30, 1999 pursuant to which (i) CSFB consented to Equivest St. Thomas' acquisition of all issued and outstanding capital stock of Castle and Bluebeard,
(ii) EFI, Equivest St. Thomas, Bluebeard and Castle agreed to execute a Loan Assumption Agreement dated March 30, 1999 (the "St. Thomas Loan Assumption Agreement"), pursuant to which EFI, Equivest St. Thomas, Bluebeard and Castle ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the St. Thomas Loan, (iii) EFI and Equivest St. Thomas executed a Completion Guaranty dated as of March 30, 1999 and an Acquisition/Development Payment
Guaranty dated as of March 30, 1999, each in favor of CSFB (together, the "Original St. Thomas Guaranty"), and (iv) KGI was released from its obligations under the Original KGI St. Thomas Guaranty pursuant to the Mutual Release referenced above.

     31. Pursuant to the First Master Modification Agreement, (i) certain additional amendments and modifications to the Original St. Thomas Loan were made, including, among other amendments, extending the maturity date thereof to February 16, 2002, cross-defaulting and cross-collateralizing the St. Thomas Loan with all the other Loans (hereinafter defined), and acknowledging the execution of an Restated St. Thomas Note described below; and (ii) Bluebeard, Castle, EFI and Equivest St. Thomas ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the St. Thomas Loan, and (iii) EFI and Equivest St. Thomas, jointly and severally, guaranteed the St. Thomas Loan pursuant to that certain Amended and Restated Acquisition/Development Payment Guaranty dated April 20, 2001 (the "Restated St. Thomas Guaranty"), amending and restating the Original St. Thomas Guaranty (the Original St. Thomas Guaranty, as amended and restated by the Restated St. Thomas Guaranty, shall be referred to hereafter as the "St. Thomas Guaranty").

     32. The Original St. Thomas Acquisition Note was amended and restated by that certain Amended and Restated Acquisition/Development Promissory Note dated April 20, 2001 (the "Restated St. Thomas Note"), in the original principal amount of $17,000,000, made by Bluebeard and Castle, payable to the order of CSFB (the Original St. Thomas Acquisition Note, as amended and restated by the Restated St. Thomas Note shall be referred to hereafter as the "St. Thomas Note").

     33. The Original St. Thomas Loan Agreement, as amended and modified by (i) the Loan Assignment Agreement, (ii) the St. Thomas Loan Assumption Agreement,
(iii) the First Master Modification Agreement and (iv) any other amendments and modifications thereto now or hereafter executed, shall be referred to herein, collectively, as the "St. Thomas Loan Agreement."

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EXHIBIT 10.1

     34. As used herein, the St. Thomas Mortgage, the St. Thomas Guaranty, the St. Thomas Note, the St. Thomas Loan Agreement and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the St. Thomas Loan shall be referred to herein collectively as the "St. Thomas Loan Documents."

                        ACQUISITION AND DEVELOPMENT LOAN

     35. CSFB, RFI and EFI executed that certain Loan and Security Agreement dated as of November 14, 1997 (the "Original A&D Loan Agreement"), pursuant to which CSFB agreed to make a loan to RFI in the maximum principal amount of $30,000,000 for purposes of financing certain acquisition and development loans originated by RFI (the "A&D Loan").

     36. The A&D Loan is evidenced by that certain Promissory Note dated November 14, 1997 (the "Original A&D Note"), made by RFI to the order of CSFB in the original principal amount of $30,000,000, is secured by various other documents and instruments, and is guaranteed pursuant to that certain Guaranty dated November 14, 1997 and executed by EFI in favor of CSFB (the "Original A&D Guaranty").

     37. Pursuant to certain of the Extension Letters, the Maturity Date of the A&D Loan was extended to April 20, 2001.

     38. Pursuant to the First Master Modification Agreement, (i) certain additional amendments and modifications to the A&D Loan were made, including, among other amendments, extending the maturity date thereof to February 16, 2002, cross-defaulting and cross-collateralizing the A&D Loan with all of the other Loans (hereinafter defined) and acknowledging the execution of an Restated A&D Note described below; (ii) RFI and EFI ratified, reaffirmed and assumed all of the terms, promises, conditions, representations, covenants, warranties, responsibilities and obligations under the A&D Loan, and (iii) EFI executed an Amended and Restated Guaranty dated April 20, 2001 (the "Restated A&D Guaranty"), amending and restating the Original A&D Guaranty (the Original A&D Guaranty, as amended and restated by the Restated A&D Guaranty, shall be referred to hereafter as the "A&D Guaranty").

     39. The Original A&D Note was amended and restated by that certain Amended and Restated Promissory Note dated April 20, 2001 (the "Restated A&D Note") in the original principal amount of $30,000,000, made by RFI payable to the order of CSFB (the Original A&D Note, as amended and restated by the Restated A&D Note, shall be referred to hereafter as the "A&D Note").

     40. The Original A&D Loan Agreement, as amended and modified by (i) certain of the Extension Letters, (ii) the First Master Modification Agreement and (iii) any other amendments and modifications thereto now or hereafter executed shall be referred to herein as the "A&D Loan Agreement."

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
EXHIBIT 10.1

     41. As used herein, the A&D Guaranty, the A&D Note, and the A&D Loan Agreement and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the A&D Loan shall be referred to herein collectively as the "A&D Loan Documents." WASHINGTON, D.C. COLLATERAL

     42. CSFB made a loan to EFI DC, in the maximum principal amount of $3,000,000 (the "DC Loan"), as evidenced by that certain Promissory Note dated June 23, 1998, made by EFI DC payable to the order of CSFB in the original principal amount of $3,000,000 (the "DC Note"), which D.C. Note is secured in part by a Purchase Money Deed of Trust, Assignment of Rents and Leases and Security Agreement dated June 23, 1998 (the "DC Mortgage"), executed by EFI DC in favor of CSFB and recorded as Instrument No. 9800049339 in the Office of the DC Recorder of Deeds, encumbering certain real property and the improvements thereon located at 2501 Pennsylvania Avenue, N.W., Washington, D.C. (the "DC Property").

     43. Pursuant to the First Master Modification Agreement, (i) EFI DC acknowledged that, notwithstanding the payment in full of the DC Note, the DC Mortgage secures (and continues to secure) each of the other Loans, and (ii) EFI DC agreed that, upon the sale of the DC Property, EFI DC would pay to CSFB an amount equal to $2,500,000 (the "DC Release Amount"), to be applied by CSFB to the repayment of the Bridge Loan and the other Loans, and upon receipt by CSFB of the DC Release Amount, CSFB would execute and deliver to EFI DC an unconditional and complete release of the liens and security interests created by the DC Mortgage.

     44. As used herein, the DC Note, the DC Mortgage and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the DC Loan shall be referred to herein collectively as the "DC Loan Documents."

                      RIVERSIDE SUITES, SAN ANTONIO, TEXAS

     45. RFI made a loan to Equivest Texas in the maximum principal amount of $4,500,000 (the "Riverside Loan"), as evidenced by a Promissory Note dated August 23, 2000, made by Equivest Texas payable to the order of RFI in the original principal amount of $4,500,000 (the "Riverside Note").

     46. The Riverside Loan is secured in part by (i) a Deed of Trust and Security Agreement dated August 31, 2000 (the "Riverside Mortgage"), executed by Equivest Texas in favor of RFI and recorded in Bexar County, Texas, as Clerk's File No. 2000-0144330, as assigned by RFI to CSFB pursuant to that certain Assignment of Deed of Trust and Other Loan Documents dated April 20, 2001 (the "Riverside Absolute Assignment"), recorded in Bexar County, Texas, as Clerk's File No. 2001-0105851, (ii) an Assignment of Rents, Leases and Other Benefits dated August 23, 2000 from Equivest Texas to RFI recorded in Bexar County, Texas as Clerk's File No. 2000-0144333, (iii) an Assignment of Borrower's Rights as

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 9

EXHIBIT 10.1

Developer Under Declaration and Bylaws dated August 23, 2000 from Equivest Texas to RFI recorded in Bexar County, Texas as Clerk's File No. 2000-014439, and (iv) an Environmental Indemnity Agreement, an Assignment of Architectural Contract and Plans and Specifications, an Assignment of Construction Contract, and an Assignment and Subordination of Management Agreement, each of which is dated August 21, 2000 and executed by Equivest Texas in favor of RFI.

     47. Simultaneously with the execution of the First Master Modification Agreement, (i) RFI assigned to CSFB all of its rights and interest in and to the Riverside Loan, as evidenced by its delivery to CSFB of the Riverside Note endorsed to CSFB and the Riverside Absolute Assignment, and (ii) EFI executed a Guaranty Agreement dated April 20, 2001 (the "Riverside Guaranty"), which CSFB and EFI intended to supercede that certain Unconditional Guarantee of Payment and Performance dated August of 2000 by EFI in favor of CSFB.

     48. As used herein, the Riverside Note, the Riverside Mortgage, the Riverside Guaranty and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Riverside Loan shall be referred to herein collectively as the "Riverside Loan Documents."

                     COCONUT PALMS IV, NEW SMYRNA, FLORIDA

     49. RFI made a loan to Ocean Development Group, Inc., a Florida corporation ("Ocean Development"), in the maximum principal amount of $9,000,000 (the "Coconut Palms Loan"), as evidenced by that certain Acquisition, Development and Construction Promissory Note dated April 15, 1998, made by Ocean Development payable to the order of RFI in the original principal amount of $9,000,000 (the "Coconut Palms Note"), issued in connection with the Acquisition and Development Loan Agreement dated April 15, 1998 (the "Coconut Palms Loan Agreement") executed by Ocean Development and RFI.

     50. The Coconut Palms Note is secured in part by (i) a Mortgage, Assignment of Rents and Leases and Security Agreement dated April 15, 1998 (the "Coconut Palms Mortgage"), executed by Ocean Development in favor of RFI and recorded in the Public Records of Volusia County, Florida in Book 4306, Page 3269, Instrument No. 98 087879, as assigned by RFI to CSFB pursuant to that certain Assignment of Mortgage and Other Loan Documents dated April 20, 2001 (the "Coconut Palms Absolute Assignment"), recorded in the Public Records of Volusia County, Florida in Book 4705, Page 4247, as Instrument No. 2001-131306, and (ii) an Environmental Indemnity Agreement, an Assignment of Architectural Contract and Plans and Specifications, and an Assignment of Construction Contract, each of which is dated April 15, 1998 and executed by Ocean Development in favor of RFI.

     51. The Coconut Palms Loan is absolutely and unconditionally guaranteed pursuant to (i) that certain Guaranty and Subordination Agreement dated April 15, 1998 by KGI, (ii) that certain Guaranty and Subordination Agreement dated April 15, 1998 by Steven P. Kosmas; (iii) that certain Guaranty and Subordination Agreement dated April 15, 1998 by Nicholas Kosmas, (iv) that certain Guaranty and Subordination Agreement dated April 15, 1998 by Paul Kosmas, and (v) that certain Guaranty and Subordination Agreement dated April 10, 1998 by Harold B. Gordy, Jr. (each of the documents referenced in the preceding clauses (i), (ii), (iii), (iv) and (v) are referred to herein, collectively, as the "Coconut Palms Guaranties").

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 10

EXHIBIT 10.1

     52. Simultaneously with the execution of the First Master Modification Agreement, (i) RFI assigned to CSFB all of its rights and interest in and to the Coconut Palms Loan, as evidenced by its execution and delivery to CSFB of the Coconut Palms Note endorsed to CSFB and the Coconut Palms Absolute Assignment, and (ii) RFI assigned to CSFB all of its rights in connection with the Coconut Palms Guaranties evidenced by that certain Assignment of Underlying Guaranties dated April 20, 2001 among RFI and CSFB.

         53. As used herein, the Coconut Palms Note, the Coconut Palms Mortgage, Coconut Palms Guaranties and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Coconut Palms Loan shall be referred to herein collectively as the "Coconut Palms Loan Documents."

             ELLINGTON AT WACHESAW, MURRELL'S INLET, SOUTH CAROLINA

         54. RFI made a loan to Carmel Development, Inc. ("Carmel") in the maximum principal amount of $2,400,000 (the "Ellington Loan"), as evidenced by that certain Acquisition, Development and Construction Promissory Note dated July 17, 1998, made by Carmel payable to the order of RFI in the original principal amount of $2,400,000 (the "Ellington Note"), issued in connection with that certain Acquisition, Development and Construction Loan Agreement dated July 17, 1998 (the "Ellington Loan Agreement") executed by Carmel and RFI.

         55. The Ellington Note is secured in part by (i) a Mortgage, Assignment of Rents and Leases and Security Agreement dated July 28, 1998 (the "Ellington Mortgage"), executed by Carmel in favor of RFI and recorded in Georgetown County, South Carolina, in the Georgetown County Records Mortgage Book 1092, Page 74, as assigned by RFI to CSFB pursuant to that certain Assignment of Mortgage and Other Loan Documents dated April 20, 2001 (the "Ellington Absolute Assignment"), recorded in Georgetown County, South Carolina, in Georgetown County Records Book 1546, Page 305, on July 26, 2001, and (ii) an Environmental Indemnity Agreement, an Assignment of Architectural Contract and Plans and Specifications, and an Assignment of Construction Contract, each of which is dated July 17, 1998 and executed by Carmel in favor of RFI.

         56. The Ellington Loan, is absolutely and unconditionally guaranteed pursuant to that certain Guaranty and Subordination Agreement dated July 17, 1998 (the "Ellington Guaranty") executed by Glenn's Bay, Inc. ("Glenn's Bay").

         57. Simultaneously with the execution of the First Master Modification Agreement, (i) RFI assigned to CSFB all of its rights and interest in and to the Ellington Loan, as evidenced by its execution and delivery to CSFB of the Ellington Note endorsed to CSFB and the Ellington Absolute Assignment, and (ii) RFI assigned to CSFB all of its rights in connection with the Ellington Guaranty evidenced by that certain Assignment of Underlying Guaranty dated April 20, 2001 among RFI and CSFB.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 11

EXHIBIT 10.1

         58. As used herein, the Ellington Note, the Ellington Mortgage, the Ellington Guaranty and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection with the Ellington Loan shall be referred to herein collectively as the "Ellington Loan Documents."

                       ACQUISITION AND AMENDMENT OF LOANS

         59. Pursuant to that certain Loan Sale Agreement dated as of August 29, 2001 (the "Loan Sale Agreement"), by and between CSFB and CapitalSource, and as evidenced by all of the assignments, assumptions and other documents and instruments executed in connection therewith, CSFB specifically assigned to CapitalSource all of its right, title and interest in and to (i) the Bridge Loan, Ocean City Loan, Avenue Plaza Loan, St. Thomas Loan, the DC Loan, the A&D Loan, and the Riverside Loan (individually, a "Loan" and collectively, the "Loans"), and all of the Loan Documents (hereinafter defined) and (ii) the Coconut Palms Loan and the Ellington Loan and all of the Trust Loan Documents (as hereinafter defined).

         60. Pursuant to that certain Loan Sale Agreement dated as of August 29, 2001, by and between CapitalSource and CS Resorts - 2001 Trust, a Delaware business trust, and as evidenced by all of the assignments, assumptions and other documents and instruments executed in connection therewith, CapitalSource specifically assigned to CS Resorts - 2001 Trust, a Delaware business trust, all of its right, title and interest in and to the Ellington Loan and the Coconut Palms Loan (the Ellington Loan and the Coconut Palms Loan shall individually be referred to as a "Trust Loan" and, together, as the "Trust Loans" and the Ellington Loan Documents and the Coconut Palms Loan Documents shall be referred to herein, collectively, as the "Trust Loan Documents").

         61. Borrowers, Guarantors and CapitalSource desire to (i) terminate the A&D Loan, (ii) extend the maturity date of each Loan (other than the A&D Loan), and (iii) amend the terms, provisions, and conditions of certain of the Bridge Loan Documents, the Ocean City Loan Documents, the Avenue Plaza Loan Documents, the St. Thomas Loan Documents, the DC Loan Documents, and the Riverside Loan Documents (the Bridge Loan Documents, the Ocean City Loan Documents, the Avenue Plaza Loan Documents, the St. Thomas Loan Documents, the A&D Loan Documents, the DC Loan Documents, and the Riverside Loan Documents, together with any and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection therewith shall be referred to herein collectively as the "Loan Documents," and references herein to "Loan Documents" shall mean the relevant Loan Documents for each Loan).

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 12

EXHIBIT 10.1

                               SECTION 1: GENERAL

         1.1 Incorporation of Recitals. CapitalSource, Borrowers and Guarantors hereby confirm the facts set forth in each of the foregoing Recitals and agree that such Recitals shall be deemed incorporated into, and considered a material part of, this Second Master Modification Agreement.

         1.2 Definitions. Except as otherwise provided herein to the contrary or unless the context otherwise requires, all capitalized terms used in this Second Master Modification Agreement shall have the meanings ascribed to them in the Loan Documents; provided, however, as used herein, the following terms shall have the meanings set forth below:

         "Additional  Loan" or  "Additional  Loans" is defined  in  Section  1.3 hereof.

         "Adjusted Aggregate Loan Amount" means, as of any date, the Aggregate Loan Amount on such date, less the outstanding principal balance of the Avenue Plaza Loan and the Bridge Loan on such date.

         "Aggregate Loan Amount" shall mean, as of any date, the sum of the aggregate principal balances of the Loans outstanding on such date. The Aggregate Loan Amount as of the Determination Date is $35,094,110.27.

         "Applicable Declaration" shall mean, with respect to a particular Resort, any declaration of condominium, declaration of covenants, conditions and restrictions, master deed, and/or similar document, together with any amendments, supplements, or restatements thereof, that establishes the underlying form of condominium and/or interval ownership of such Resort and is recorded in the applicable office of public records.

         "Applicable Principal Balance" shall mean, with respect to each Loan as of any date of calculation, the Initial Discounted Principal Amount of each Loan set forth on Exhibit "N" attached hereto, reduced by the amount of all principal payments made to CapitalSource for such Loan prior to such date of calculation.

         "Capital Lease" shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed or tangible or intangible, by that Person as lessee that is, should be or should have been recorded as a "capital lease" on the balance sheet of that Person in accordance with GAAP.

         "Capitalized Lease Obligations" shall mean all obligations of any Person under Capital Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         "Collateral" shall mean,  collectively,  all real and personal property
of   Borrowers   encumbered   by  liens  and  security   interests   granted  to
CapitalSource, or its predecessor in interest, pursuant to the Loan Documents.

         "Commitment Fee" is defined in Section 9.1 hereof.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 13

EXHIBIT 10.1

         "Custodial Agreement" shall mean a Custodial Agreement by and between CapitalSource and Custodian, and consented to in writing by Borrowers, in form and substance acceptable to CapitalSource, pursuant to which Custodian will maintain custody of all original Loan Documents and take certain actions in connection therewith.

         "Custodian" shall mean collectively, Bankers Trust Company of California, N.A., and US Bank Trust, National Association, or such other person or entity as CapitalSource, in its sole discretion, engages from time to time, at Borrowers' sole cost and expense, jointly and severally, to maintain custody of all original Loan Documents and take certain actions in connection therewith. "Debtor Relief Law" shall mean any applicable liquidation, conservatorship, receivership, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar law, proceeding, or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

         "Debt" of any Person shall mean, without duplication, (a) all indebtedness for money borrowed and indebtedness represented by notes payable and drafts accepted representing extensions of credit, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, including, without limitation, indebtedness represented by notes payable, drafts accepted, bonds, debentures, or other similar instruments, (c) indebtedness upon which interest charges are or are customarily paid, (d) Capitalized Lease Obligations, (e) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (f) indebtedness issued or assumed as full or partial payment for property or services (other than trade payables, deferred revenue, taxes or accrued expenses, in each case arising in the ordinary course of business but only if and so long as such accounts are payable on customary trade terms), (g) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, and (h) guaranties of any of the foregoing.

         "Debt Service Coverage Ratio" shall mean the ratio of (a) total EBITDA of Borrowers, to (b) total Interest Expense of Borrowers, each determined in accordance with GAAP and on a consolidated basis for the four calendar quarters immediately preceding the date of calculation by CapitalSource hereunder (taken as one accounting period).

         "Determination Date" means August 23, 2001.

         "DG Facility" means that certain timeshares receivables warehouse facility loan from Autobahn Funding Company, LLC to EFI Funding Company, Inc. and/or its subsidiaries.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 14

EXHIBIT 10.1

         "EBITDA" shall mean, for any period, the sum, without duplication, of the following for any Person, each calculated for such period: Net Income determined in accordance with GAAP, plus the sum of (a) Interest Expense, (b) taxes on income, whether paid, payable or accrued, (c) depreciation expense, (d) amortization expense, (e) all other non-cash, non-recurring charges and expenses, excluding accruals for cash expenses made in the ordinary course of business, and (f) gain or loss from any sale of assets, other than sales in the ordinary course of business, all of the foregoing determined in accordance with GAAP.

         "Exit Fee" shall mean, with respect to each Loan, the amount shown on Exhibit "N" attached hereto (discounted portion of Loans not to accrue interest), together with the interest payable thereon as set forth on Exhibit "N".

         "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable under the circumstances as of the date in question.

         "Initial Discounted Principal Amount" is defined on Exhibit "N" attached hereto.

         "Interval  Release  Fee" shall  mean,  with  respect to the sale of any
Interval,   the  release  fee  which  is  or  might   otherwise  be  payable  to
CapitalSource under the Loan Documents.

         "Interval" shall mean an undivided fee simple timeshare interest in a particular Unit within a Resort, whether denominated as a "unit week," a "condominium interval unit," an "interval share," an

         "interval share ownership interest," or otherwise, as a tenant in common with other owners of undivided interests in such Unit, together with all rights, benefits, privileges, and interests appurtenant thereto, including the right to use and occupy a Unit within such Resort and all common areas appurtenant to such Unit and/or Resort during a reserved or assigned "unit week" or other use period, all as more specifically described in the Applicable Declaration or other timeshare documents related thereto.

         "Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of any Person, with respect to all outstanding Debt of such Person including, without limitation, all capitalized interest, but excluding all non-cash interest, commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing.

         "Leverage Ratio" shall mean, at any date of determination, for any Person the ratio of (a) the total Debt of such Person on such date, to (b) Tangible Net Worth of such Person on such date.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 15

EXHIBIT 10.1

         "Lien" shall mean any mortgage, security interest, encumbrance, or other interest in property securing an obligation owed to, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute , or contract.

         "Liquid Assets" shall mean (i) total assets of any Person that are cash, cash equivalents, accounts, Marketable Securities, U.S. Treasury bonds, and other highly liquid investments that are not pledged, hypothecated, subject to rights of offset, or otherwise restricted, and (ii) the amount of funds available to be advanced to EFI or its subsidiaries under the DG Facility.

         "Marketable Securities" shall mean and refer to registered securities which are traded in the NASDAQ or New York Stock Exchange markets.

         "Material Adverse Effect" shall mean the occurrence of any event or circumstance which CapitalSource determines could have a material adverse effect on (a) the condition, operations, assets, business or prospects of any Borrower or Guarantor, (b) any Borrower's or Guarantor's ability to pay the Loans or perform the obligations in accordance with the terms of the Loan Documents, (c) the value of the Collateral, or CapitalSource's liens on the Collateral for the Loans or the priority of any such lien or security interest, or (d) the practical realization of the benefits of CapitalSource's rights and remedies under the Loan Documents.

         "Mortgaged Real Property" shall mean all of a Borrower's now owned or hereafter acquired right, title and interest in and to any real property, unit, interval, condominium unit, common area, or other real and personal property of any and every type, together with all easements, rights-of-way, and other appurtenances thereto, that is encumbered by the Lien of any mortgage executed by a Borrower in favor of CapitalSource.

         "Net Income" means, for any period, the net earnings (or the net deficit, if expenses and charges exceed revenues and other property income credits) of any Person for such period, after provisions for cash tax distributions and after extraordinary items, determined in accordance with GAAP.

         "Net Worth" shall mean the excess of total assets of any Person, determined in accordance with GAAP less all assets of such Person which reflect obligations or amounts due or payable to such Person from any affiliate of such Person, over total liabilities of such Person without taking into account any payables or receivables due among such Person and any Borrowers, determined in accordance with GAAP.

         "Payment Default" is defined in Section 9.8 hereof.

         "Person" shall mean an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company,

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 16

EXHIBIT 10.1

a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

         "Resort" shall mean collectively all improved and unimproved real and personal property that comprises or is located at any condominium or horizontal property regime that exists or may in the future exist, which is security for any Loan, as such real and personal property is more particularly described in the Ocean City Mortgage, the Riverside Mortgage, the Avenue Plaza Mortgage, the St. Thomas Mortgage, an Inventory Mortgage or Construction Mortgage (as such terms are described in the Bridge Loan Agreement), and any other mortgage granted for the benefit of CapitalSource as security for all or any portion of the Loans.

         "Second Master Modification Closing Date" shall mean the date of this Second Master Modification Agreement.

         "Solvent" means, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

         "Tangible Assets" shall mean, as of any date and for any Person, the total assets of such Person, determined in accordance with GAAP, less all assets of such Person which would be classified as non-identifiable intangible assets under GAAP (including, without limitation, (i) good will, and (ii) all assets of such Person which reflect obligations or amounts due or payable to such Person).

         "Tangible Net Worth" shall mean, as of any date and for any Person, the excess of the Tangible Assets of any Person, determined in accordance with GAAP, over total liabilities of such Person, determined in accordance with GAAP.

         "Unit" shall mean a residential condominium, apartment, or hotel unit at a Resort designated for timeshare use in the Applicable Declaration or other timeshare documents related thereto, whether denominated as a "villa unit," a "condominium villa unit," or otherwise, together with all common areas, easements and other appurtenances thereto.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 17

EXHIBIT 10.1

         1.3 Additional Loans. Attached hereto as Exhibit "A" is a listing of all loans made by third party lenders to one or more of Borrowers having an outstanding principal balance in excess of $250,000, as of the Second Master Modification Closing Date, which is incorporated herein by this reference (individually, the "Additional Loan" and collectively, the "Additional Loans").

SECTION 2: BRIDGE LOAN

         2.1 Borrower and Lender. As of the date hereof, the term "Borrower" when used with respect to the Bridge Loan or the Bridge Loan Documents shall mean, collectively, the Company, ERC, RFI and EFI and the term "Lender" shall mean CapitalSource, regardless of how "Borrower" and "Lender" may previously have been defined in any of the Bridge Loan Documents executed prior to the date hereof.

         2.2 Maturity Date. The definition of Maturity Date in Section 1.56 of the Bridge Loan Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

          "1.56 Maturity Date. The Loan shall mature and be payable in full on August 31, 2004 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification Agreement dated September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Borrower and certain other parties)."

         2.3 Note. The Bridge Loan Note is hereby amended as follows:

          (a) Principal and Interest. Section II of the Bridge Loan Note is hereby deleted in its entirety and the following substituted therefor:

          "II. Principal and Interest. Provided that no Event of Default exists, interest shall accrue on the Applicable Principal Balance (as defined in the Second Master Modification Agreement defined in Section III B hereof) of this Note from time to time outstanding, and Makers shall pay interest thereon, at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or (ii) ten percent (10%). The Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third (3rd) Business Day following the tenth (10th) day of each calendar month. For purposes of this Note, "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York or such other office as shall be reasonably acceptable to Holder (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 18

EXHIBIT 10.1

     any customer), each change in said rates to be effective as of the date of such change."

     (b) Maturity Date. Section III B of the Bridge Loan Note is hereby deleted in its entirety and the following substituted therefor: "B. Maturity Date. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and any fees, charges, and other amounts owed by Makers to Holder, pursuant to any of the Loan Documents, shall be payable to Holder on or before August 31, 2004 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification dated September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Makers and the other parties thereto)."

         2.4 Base Rate;  Interest  Rate.  The definition of Base Rate in Section
1.16 of the Bridge Loan Agreement is hereby deleted in its entirety. The definition of Interest Rate in Section 1.46 of the Bridge Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.46 Interest Rate. On any given date, a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or
     (ii) ten percent (10%). The Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third
     (3rd) Business Day following the tenth (10th) day of each calendar month."

         2.5 Prime Rate. The definition of Prime Rate in Section 1.69 of the Bridge Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.69 Prime Rate. The prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Lender (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), each change in said rates to be effective as of the date of such change."

         2.6 Prepayment of the Bridge Loan. The Bridge Loan may be prepaid in whole or in part without premium or penalty for an amount equal to the Applicable Principal Balance of the Bridge Loan on the date of prepayment. Upon payment in full of the Bridge Loan, CapitalSource shall execute and deliver to Borrowers such documents and instruments as may necessary to release and terminate the security interests, liens, mortgages, or other encumbrances related to the Bridge Loan, all of which shall be in form sufficient for filing and recording with all applicable filing and recording offices.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 19

EXHIBIT 10.1

         2.7 Reporting Requirements. Section 6.1(g) of the Bridge Loan Agreement is hereby deleted in its entirety; it being the intent of the parties hereto that the provisions of Section 9.13 hereof shall hereafter supercede said
Section 6.1.

                           SECTION 3: OCEAN CITY LOAN

         3.1 Borrower, Guarantor and Lender. As of the date hereof, the term "Borrower" when used with respect to the Ocean City Loan or the Ocean City Loan Documents shall mean Coconut Malorie, the term "Guarantors" shall mean EFI and Equivest Maryland, collectively, and the term "Lender," "Holder" and "RFI" shall mean CapitalSource, regardless of how "Borrower," "Guarantor," "Lender," "Holder" and "RFI" may previously have been defined in any of the Ocean City Loan Documents executed prior to the date hereof.

         3.2 Amendment to Ocean City Mortgage. As of the date hereof and in consideration of CapitalSource entering into this Second Master Modification Agreement, Borrower has executed, and Guarantors hereby consent to the execution of, that certain Amendment to Mortgage and Security Agreement and UCC-1 Financing Statement, acknowledging the extension of the maturity date of the Ocean City Loan as set forth in Section 3.3 hereof, and acknowledging the cross-collateralization of the Ocean City Loan with the other Loans as set forth in the First Master Modification Agreement and as set forth in Section 9.6 of this Second Master Modification Agreement.

         3.3 Maturity Date. Section III B of the Ocean City Note is hereby deleted in its entirety and the following substituted therefor:

          "B. Maturity Date. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and any fees, charges, and other amounts owed by Maker to Holder, pursuant to any of the Loan Documents, shall be payable to Holder on or before August 31, 2004 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification dated
     September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Maker, Equivest Finance, Inc., Equivest Maryland, Inc., and the other parties thereto)."

         3.4 Principal and Interest. Section II of the Ocean City Note is hereby deleted in its entirety and the following substituted therefor:

          "II. Principal and Interest. Provided that no Event of Default exists, interest shall accrue on the Applicable Principal Balance (as defined in the Second Master Modification Agreement defined in Section III B hereof) of this Note from time to time outstanding, and Maker shall pay interest thereon, at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or (ii) ten percent (10%). The Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third (3rd) Business Day

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 20

EXHIBIT 10.1

     following the tenth (10th) day of each calendar month. For purposes of this Note, "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Holder (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), each change in said rates to be effective as of the date of such change."

         3.5 Interval Release Fees. Section III C of the Ocean City Note is hereby deleted in its entirety and the following substituted therefor:

         "C. Interval Release Fees.

          (i) Maker shall pay Holder, via wire transfer, an amount equal to (i) $2,000 per annual Interval Unit sold in the Project, and (ii) $1,000 per biennial Interval Unit Sold in the Project. Such Interval Release Fees shall be paid by Maker to Holder on a weekly or biweekly basis after the consummation of the closing of the sale of each Interval Unit and applied by Holder to reduce the outstanding principal balance of this Note. Holder will not be obligated to deliver to Maker any partial release of lien relating to any Interval Unit sold until (i) Holder has received the Interval Release Fees applicable to the sale of such Interval Unit and (ii) all other conditions set forth in Section 29 of the Mortgage have been satisfied.

          (ii) Notwithstanding the foregoing or any other term or provision of this Note to the contrary, Maker shall be required to pay Holder an amount (the "Deficiency Payment") equal to the difference between (i) $550,000 and
     (ii) the sum of all Interval Release Fees paid by Maker pursuant to subparagraph (i) above during the preceding twelve (12) calendar month period ending on August 31st, which Deficiency Payments shall be paid by Maker to Holder commencing on August 31, 2002, and continuing on each subsequent August 31 during the term of this Note until August 31, 2004, whereupon the entire principal balance hereof, together with all accrued but unpaid interest thereon and any fees, charges and other amounts owed by Maker to Holder hereunder, shall be payable to Holder in full; it being the intent of the parties hereto that notwithstanding the number of Interval Units sold during such twelve (12) month period, Maker shall make principal payments to Holder for such twelve (12) month period in the aggregate of at least $550,000. Notwithstanding anything set forth above to the contrary, in the event that the Interval Release Fees paid to Holder during any twelve (12) month period exceed the minimum amount required during such period, then the excess amount shall be applied by Holder to reduce the minimum amount due for the immediately following twelve month period. Upon receipt by Holder of any Deficiency Payment in accordance with the foregoing, Holder shall execute and deliver to Maker a partial release of lien with respect to a certain number of Interval Units equal to the amount of the Deficiency Payment divided by the Interval Release Fee applicable to such Interval Units; provided, however, that Holder shall determine, in its sole discretion, the Interval Units to be released.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 21

EXHIBIT 10.1

          (iii) Maker acknowledges that the Mortgage does and continues to secure the other Pool Loans (as such term is defined by the Second Master Modification Agreement) in accordance with Section 9.6 of the Second Master Modification Agreement. Subject to the provisions of Section 9.6 of the Second Master Modification Agreement, Maker agrees that upon payment in full of the loan evidenced by this Note, Holder shall have no obligation discharge this Note or to deliver to Maker any partial release of lien relating to any Interval Unit subsequently sold unless and until Holder has received the Interval Release Fees applicable to the sale of an Interval Unit. Upon receipt by Holder of such Interval Release Fees for each Interval Unit sold, Holder shall deliver to Maker a partial release of lien pertaining to such Interval Unit and Holder shall apply the Interval Release Fees received by Holder to the repayment of the Pool Loans in such order and manner as Holder may require."

         3.6 Prepayment. Section IV of the Ocean City Note is hereby deleted in its entirety and the following substituted therefor:

          "IV Prepayment. Maker may prepay this Note, in whole or in part, at any time upon fifteen (15) days' prior written notice to Holder, upon the payment of an amount equal to the product of (A) the Applicable Prepayment Premium Percentage (hereinafter defined) multiplied by (B) the amount of such prepayment; provided, however, that no such prepayment premium shall be due and payable to Holder (1) in connection with prepayments that occur through (i) scheduled amortization payments to Holder required under the Second Master Modification Agreement described in Section III B hereof, and
     (ii) the sale of each Interval Unit or any Deficiency Payment required to be paid to Holder, and (2) with respect to any portion of the Loan in excess of the Initial Discounted Principal Amount of the Loan (as defined in the Second Master Modification Agreement). As used herein, the term "Applicable Prepayment Premium Percentage" shall mean (a) in the event all or any portion of this Note is prepaid at any time on or before August 31, 2002, two percent (2%), and (b) in the event all or any portion of this
     Note is prepaid at any time after August 31, 2002 to and including February 28, 2003, one percent (1%)."

         3.7 Mortgage. The definition of Mortgage in Section 1.18 of the Ocean City Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.18 "Mortgage" means the Mortgage and Security Agreement and UCC-1 Financing Statement dated October 24, 1997, as amended by that certain Amendment to Mortgage and Security Agreement and UCC-1 Financing Statement dated September 7, 2001, securing the payment of the Note and the payment and performance of all obligations specified in the Mortgage and this Loan Agreement, and evidencing a valid and enforceable lien, superior in position to any and all other mortgages and/or liens thereon, and direct assignment of, the Property."

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 22

EXHIBIT 10.1

         3.8 Note. The definition of Note in Section 1.19 of the Ocean City Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.19 "Note" means the Amended and Restated Acquisition and Development Promissory Note from OCCM to Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), and any successor or holder thereof, dated April 20, 2001 in the original principal amount of $4,521,150, evidencing the Loan."

         3.9 Reporting Requirements. Section 5.21 of the Ocean City Loan Agreement is hereby deleted in its entirety, it being the intent of the parties that the provisions of Section 9.13 hereof shall hereafter supercede said
Section 5.21.

         3.10 Lender. The first paragraph of the Ocean City Loan Agreement is amended to delete the reference to "Resort Funding, Inc., a Delaware corporation ("RFI")," and replace it with "CapitalSource Finance LLC, a Delaware limited liability company ("Lender")." All references to "RFI" in the Ocean City Loan Agreement are hereby amended to read "Lender."

         3.11 Indebtedness. The Ocean City Loan Agreement is hereby amended to add thereto the following:

          "5.27 Indebtedness. OCCM shall not create, incur, assume, or in any manner become liable in respect to any Indebtedness in excess of $250,000 in the aggregate outstanding at any time except for: (i) Indebtedness to Lender; (ii) Indebtedness evidenced by the Additional Loans (as defined in that certain Second Master Modification Agreement dated September 7, 2001 by and between OCCM, Lender and the other entities party thereto); and
     (iii) Indebtedness related to trade debt from customer receivables arising in the ordinary sale of inventory. For purposes of this Section 5.27, the term "Indebtedness" shall mean and refer to (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by OCCM, and (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business such as, insurance premiums, capital expenditures made in connection with repairs or renovation to any improvements constituting part of the collateral for the Loan, real property taxes and utility expenses)."

         3.12 Mortgage. The definition of Mortgage in Section I of the Ocean City Note is hereby deleted in its entirety and the following substituted therefor:

          "...(i) that certain Mortgage and Security Agreement and UCC-1 Financing Statement, dated October 24, 1997, executed by Maker in favor of Resort Funding, Inc. ("RFI"), recorded in Liber 2445, at Folio 574 of the Land Records of Worcester County, Maryland, and assigned to Credit Suisse First Boston Mortgage Capital LLC ("CSFB") pursuant to that certain Assignment of Mortgage and Other Loan

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 23

EXHIBIT 10.1

          Documents dated as of March 26, 1999 by RFI to and in favor of CSFB, and assigned to Holder pursuant to that certain Assignment of Mortgage dated as of August 29, 2001 by CSFB to and in favor of Holder, as amended by that certain Amendment to Mortgage and Security Agreement and UCC-1 Financing Statement, dated September 7, 2001, executed by Maker in favor of Holder (hereinafter collectively, and as the same may be amended from time to time, the "Mortgage"); ..."

                           SECTION 4: RIVERSIDE LOAN

         4.1 Borrower, Guarantor and Lender. As of the date hereof, the term "Borrower" when used with respect to the Riverside Loan or the Riverside Loan Documents shall mean Equivest Texas, the term "Guarantor" shall mean EFI, and the term "Lender" shall mean CapitalSource, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any of the Riverside Loan Documents executed prior to the date hereof.

         4.2 Amendment to Deed of Trust. As of the date hereof and in consideration of CapitalSource entering into this Second Master Modification Agreement, Borrower has executed, and Guarantors hereby consent to the execution of, that certain Amendment to Deed of Trust and Security Agreement, acknowledging the extension of the maturity date of the Riverside Loan as set forth in Section 4.6 hereof, and acknowledging the cross-collateralization of the Riverside Loan with the other Loans as set forth in the First Master Modification Agreement and as set forth in Section 9.6 of this Second Master Modification Agreement.

         4.3 Principal and Interest. Section 2(a) of the Riverside Note is hereby deleted in its entirety and the following substituted therefor: "2(a) Principal and Interest. As long as no Event of Default exists, interest shall accrue on the Applicable Principal Balance (as defined in the Second Master Modification Agreement dated September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Borrower, Equivest Finance, Inc., and the other parties thereto) of this Note from time to time outstanding and Borrower shall pay interest thereon at a rate (the "Interest Rate") equal to a floating rate per annum equal to the greater of (i) the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor, at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Lender (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer) (the "Prime Rate"), plus two percent (2%), or (ii) ten percent (10%). The Interest Rate for each calendar month shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third (3rd) business day following the tenth
(10th) day of each calendar month. Interest shall accrue daily on the basis of a three hundred sixty (360) day year and charged for the actual number of days elapsed."

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 24

EXHIBIT 10.1

         4.4 Interest Payments. Section 3(a) of the Riverside Note is hereby amended to delete in its entirety the first sentence of Section 3(a) regarding "Lender's" requirement to send monthly interest invoices.

         4.5 Principal Payments. Section 7(a) of the Riverside Mortgage is hereby deleted in its entirety. Sections 3(b) and (c) of the Riverside Note are hereby deleted in their entirety and the following substituted therefor:

          "3(b) Principal Payments. Borrower shall make mandatory principal payments to Lender, to be paid on the sale of each and every Interval (individually, a "Interval Release Fee" and, collectively, "Interval Release Fees") without regard to whether such sale be by direct cash payment to Borrower, or by financed installment purchase. Borrower shall pay to Lender (i) for each annual Interval sold, an Interval Release Fee of $2,317.50, and (ii) for each biennial Interval sold, an Interval Release Fee of $1,158.75. Interval Release Fees will be paid by Borrower to Lender on a weekly or biweekly basis after the consummation of the closing of the sale of each Interval and will be applied by Lender to reduce the outstanding principal balance of this Note. Lender will not be obligated to deliver to Borrower any partial release of lien relating to any Interval sold until (i) Lender has received the Interval Release Fee applicable to the sale of such Interval and (ii) all other conditions to such release set forth in Section 7(b) and (c) of the Deed of Trust have been satisfied.

          (c) Notwithstanding the foregoing or any other term or provision of this Note to the contrary, Borrower shall be required to pay Lender an amount (the "Deficiency Payment") equal to the difference between (i) $927,000 and (ii) the sum of all Interval Release Fees paid by Borrower pursuant to subparagraph (b) above during the preceding twelve (12) calendar month period ending on August 31st, which Deficiency Payments shall be paid by Borrower to Lender commencing on August 31, 2002, and continuing on each subsequent August 31 during the term of this Note until August 31, 2004, whereupon the entire principal balance hereof, together with all accrued but unpaid interest thereon and any fees, charges and other amounts owed by Borrower to Lender hereunder, shall be payable to Lender in full; it being the intent of the parties hereto that notwithstanding the number of Intervals sold during such twelve (12) month period, Borrower shall make principal payments to Lender for such twelve
     (12) month period in the aggregate of at least $927,000. Notwithstanding anything set forth above to the contrary, in the event that the Interval Release Fees paid to Lender during any twelve (12) month period exceed the minimum amount required during such period, then the excess amount shall be applied by Lender to reduce the minimum amount due for the immediately following twelve month period. Upon receipt by Lender of any Deficiency Payment in accordance with the foregoing, Lender shall execute and deliver to Borrower a partial release of lien with respect to a certain number of Intervals equal to the amount of the Deficiency Payment divided by the Interval Release Fee applicable to such Intervals; provided, however, that Lender shall determine, in its sole discretion, the SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 25

EXHIBIT 10.1

     Intervals to be released. Borrower acknowledges that the Deed of Trust does and continues to secure the other Pool Loans in accordance with Section 9.6 of the Second Master Modification Agreement. Subject to the provisions of
     Section 9.6 of the Second Master Modification Agreement, Borrower agrees that upon payment in full of the loan evidenced by this Note, Lender shall have no obligation discharge this Note or to deliver to Borrower any partial release of lien relating to any Interval subsequently sold unless and until Lender has received the Interval Release Fees applicable to the sale of an Interval. Upon receipt by Lender of such Interval Release Fees for each Interval sold, Lender shall deliver to Borrower a partial release of lien pertaining to such Interval and Lender shall apply the Interval Release Fees received by Lender to the repayment of the Pool Loans in such order and manner as Lender may require."

         4.6 Maturity Date. Section 3(e) of the Riverside Note is hereby deleted in its entirety and the following substituted therefor:

          "3(e) Maturity Date. The Loan shall be due and payable on or before August 31, 2004 ("Maturity Date")."

         4.7 Prepayment. Section 4 of the Riverside Note is hereby deleted in its entirety and the following substituted therefor: "Borrower may prepay this Note, in whole or in part, at any time upon fifteen (15) days' prior written notice to Lender, upon the payment of an amount equal to the product of (A) the Applicable Prepayment Premium Percentage (hereinafter defined) multiplied by (B) the amount of such prepayment; provided, however, that no such prepayment premium shall be due and payable to Lender (1) in connection with prepayments that occur through (i) scheduled amortization payments to Lender required under the Second Master Modification Agreement described in Section 2(a) above, and
(ii) the payment of any Interval Release Fees arising from the sale of each Interval or any Deficiency Payment required to be paid to Lender, and (2) with respect to any amount in excess of the Initial Discounted Principal Amount of this Note (as defined in the Second Master Modification Agreement). As used herein, the term "Applicable Prepayment Premium Percentage" shall mean (a) in the event all or any portion of this Note is prepaid at any time on or before August 31, 2002, two percent (2%), and (b) in the event all or any portion of this Note is prepaid at any time after August 31, 2002 to and including February 28, 2003, one percent (1%)."

         4.8 Indebtedness. The Riverside Note is hereby amended to add thereto the following:

          "19 Indebtedness. Borrower shall not create, incur, assume, or in any manner become liable in respect to any Indebtedness in excess of $250,000 in the aggregate outstanding at any time except for: (i) Indebtedness to Lender; (ii) Indebtedness evidenced by the Additional Loans (as defined in the Second Master Modification Agreement); and (iii) Indebtedness related to trade debt from customer receivables arising in the ordinary sale of inventory. For purposes of this Paragraph19, the term "Indebtedness" shall mean and refer to (a) all obligations for borrowed money, (b) all obligations

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 26

EXHIBIT 10.1

     evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by Borrower, and (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business such as, insurance premiums, capital expenditures made in connection with repairs or renovation to any improvements constituting part of the collateral for this Note, real property taxes and utility expenses)."

                          SECTION 5: AVENUE PLAZA LOAN

         5.1 Borrower, Guarantor and Lender. As of the date hereof, the term "Borrower" when used with respect to the Avenue Plaza Loan or the Avenue Plaza Loan Documents shall mean Avenue Plaza, the term "Guarantors" shall mean EFI and Equivest Louisiana, together, and the term "Lender" shall mean CapitalSource, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any of the Avenue Plaza Loan Documents executed prior to the date hereof.

         5.2 Amendment to Avenue Plaza Mortgage. As of the date hereof and in consideration of CapitalSource entering into this Second Master Modification Agreement, Borrower has executed, and Guarantors hereby consent to the execution of, that certain Amendment to Act of Mortgage, Security Agreement and Assignment of Leases and Rentals, acknowledging the extension of the maturity date of the Avenue Plaza Loan as set forth in Section 5.3 hereof, amending the amount of the "Unit Release Fee" as defined therein, and amending reporting requirements and other covenants set forth therein.

         5.3 Maturity Date. Section III B of the Avenue Plaza Note is hereby deleted in its entirety and the following substituted therefor:

          "B. Maturity Date. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and any fees, charges, and other amounts owed by Maker to Holder, pursuant to any of the Loan Documents, shall be payable to Holder on or before August 31, 2005 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification dated
     September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Maker, Equivest Finance, Inc., Equivest Louisiana, Inc., and the other parties thereto)."

         5.4 Principal and Interest. Section II of the Avenue Plaza Note is hereby deleted in its entirety and the following substituted therefor:

          "II. Principal and Interest. Provided that no Event of Default exists, interest shall accrue on the Applicable Principal Balance (as defined in the Second Master Modification Agreement defined in Section III B hereof) of this Note from time to time outstanding, and Maker shall pay interest thereon, at a fluctuating rate per annum (on the

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 27

EXHIBIT 10.1

     basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or (ii) ten percent (10%). The Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third
     (3rd) Business Day following the tenth (10th) day of each calendar month. For purposes of this Note, "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor, at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Lender (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), each change in said rates to be effective as of the date of such change."

         5.5 Prepayment. Section IV of the Avenue Plaza Note is hereby deleted in its entirety and the following substituted therefor:

               "IV Prepayment. Maker may prepay this Note, in whole or in part, at any time upon fifteen (15) days' prior written notice to Holder, upon the payment of an amount equal to the product of (A) the Applicable Prepayment Premium Percentage (hereinafter defined) multiplied by (B) the amount of such prepayment; provided, however, that no such prepayment premium shall be due and payable to Holder (1) in connection with prepayments that occur through (i) the scheduled amortization payments to Holder required under the Second Master Modification Agreement described in Section III B hereof, and (ii) the payments of Unit Release Fees arising from the sale(s) of any Condominium Parcel(s) (as defined in the Declaration referenced in the Mortgage) or any Deficiency Payment required to be paid to Holder pursuant to the Second Master Modification Agreement, and (2) with respect to any amount in excess of the Initial Discounted Principal Amount of this Note (as defined in the Second Master Modification Agreement). As used herein, the term "Applicable Prepayment Premium Percentage" shall mean (a) in the event all or any portion of this
          Note is prepaid at any time on or before August 31, 2002, two percent (2%), (b) in the event all or any portion of this Note is prepaid at any time after August 31, 2002 to and including August 31, 2003, one percent (1%), and (c) in the event all or any portion of this Note is prepaid at any time after August 31, 2003 to and including August 31, 2004, one half of one percent (0.50%)." Notwithstanding the foregoing, Maker may prepay the entire then outstanding principal balance of this
          Note including all accrued and unpaid interest earned thereon on or before August 31, 2002, subject to the terms and conditions set forth in Section 5.7 of the Second Master Modification Agreement defined in
          Section III B hereof."

         5.6 Mortgage. The definition of Mortgage in Section I of the Avenue Plaza Note is hereby deleted in its entirety and the following substituted therefor:

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 28

EXHIBIT 10.1

               "...that  certain  Act  of  Mortgage,   Security   Agreement  and
          Assignment of Leases and Rentals dated as of December 19, 1997 executed by Maker in favor of Holder, as amended by that certain Amendment to Act of Mortgage, Security Agreement and Assignment of Leases and Rentals dated September 7, 2001 executed by Maker in favor of Holder (as the same may be further amended from time to time, the "Mortgage"), ..."


         5.7 Prepayment Discount. CapitalSource, Borrower and Guarantors agree that provided no Event of Default has occurred, Borrower and/or Guarantors may prepay, in whole (but not less than whole), the Avenue Plaza Loan, including all accrued and unpaid interest earned thereon at any time on or before August 31, 2002, for an amount equal to the then Applicable Principal Balance of the Avenue Plaza Loan, less an additional amount equal to the applicable percentage set forth below of $234,384, the portion of the Commitment Fee allocable to the Avenue Plaza Loan, and the date of repayment of the Avenue Plaza Loan: Date of Repayment Percentage/Amount Prior to November 30, 2001 75% or $175,788.00 From November 30, 2001 to February 28, 2002 50% or $117,191.95 From March 1, 2002 to
August 31, 2002 25% or $58,595.97  After August 31, 2002 0% or $0.00 If Borrower
and/or Guarantors elect to prepay the entire Applicable Principal Balance of the Avenue Plaza Loan including all accrued and unpaid interest thereon on or before August 31, 2002, CapitalSource agrees to waive the prepayment penalty set forth in Section IV of the Avenue Plaza Note (as amended by Section 5.5 hereof).

         5.8 Indebtedness. Section 5.1 of the Avenue Plaza Mortgage is hereby deleted in its entirety.

         5.9 Additional Covenant. The Avenue Plaza Note is hereby amended to add thereto the following:

               "X .G Indebtedness. Maker shall not create, incur, assume, or in any manner become liable in respect to any Indebtedness in excess of $250,000 in the aggregate outstanding at any time except for: (i) Indebtedness to Lender; (ii) Indebtedness evidenced by the Additional Loans (as defined in the Second Master Modification Agreement); and
          (iii) Indebtedness related to trade debt from customer receivables arising in the ordinary sale of inventory. For purposes of this Paragraph X.G, the term "Indebtedness" shall mean and refer to (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by Maker, and (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business such as, insurance

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 29

EXHIBIT 10.1

               "...that  certain  Act  of  Mortgage,   Security   Agreement  and
          Assignment of Leases and Rentals dated as of December 19, 1997 executed by Maker in favor of Holder, as amended by that certain Amendment to Act of Mortgage, Security Agreement and Assignment of Leases and Rentals dated September 7, 2001 executed by Maker in favor of Holder (as the same may be further amended from time to time, the "Mortgage"), ..."

         5.7 Prepayment Discount. CapitalSource, Borrower and Guarantors agree that provided no Event of Default has occurred, Borrower and/or Guarantors may prepay, in whole (but not less than whole), the Avenue Plaza Loan, including all accrued and unpaid interest earned thereon at any time on or before August 31, 2002, for an amount equal to the then Applicable Principal Balance of the Avenue Plaza Loan, less an additional amount equal to the applicable percentage set forth below of $234,384, the portion of the Commitment Fee allocable to the Avenue Plaza Loan, and the date of repayment of the Avenue Plaza Loan: Date of Repayment Percentage/Amount Prior to November 30, 2001 75% or $175,788.00 From November 30, 2001 to February 28, 2002 50% or $117,191.95 From March 1, 2002 to
August 31, 2002 25% or $58,595.97  After August 31, 2002 0% or $0.00 If Borrower
and/or Guarantors elect to prepay the entire Applicable Principal Balance of the Avenue Plaza Loan including all accrued and unpaid interest thereon on or before August 31, 2002, CapitalSource agrees to waive the prepayment penalty set forth in Section IV of the Avenue Plaza Note (as amended by Section 5.5 hereof).

         5.8 Indebtedness. Section 5.1 of the Avenue Plaza Mortgage is hereby deleted in its entirety.

         5.9 Additional Covenant. The Avenue Plaza Note is hereby amended to add thereto the following:

               "X .G Indebtedness. Maker shall not create, incur, assume, or in any manner become liable in respect to any Indebtedness in excess of $250,000 in the aggregate outstanding at any time except for: (i) Indebtedness to Lender; (ii) Indebtedness evidenced by the Additional Loans (as defined in the Second Master Modification Agreement); and
          (iii) Indebtedness related to trade debt from customer receivables arising in the ordinary sale of inventory. For purposes of this Paragraph X.G, the term "Indebtedness" shall mean and refer to (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by Maker, and (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business such as, insurance

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 29

EXHIBIT 10.1

          premiums, capital expenditures made in connection with repairs or renovation to any improvements constituting part of the collateral for this Note, real property taxes and utility expenses)." 5.10 Release Fees. Notwithstanding anything contained in Section 2.6 or Schedule "A" of the Avenue Plaza Mortgage, Avenue Plaza, Equivest Louisiana, EFI and CapitalSource agree as follows:

         (a) Schedule A of the Avenue Plaza Mortgage is hereby deleted. Avenue Plaza agrees that the term "Unit Release Fees," as used in the Avenue Plaza Mortgage and in the Avenue Plaza Note, shall mean an amount equal to (i) $2,500.00 for each annual Condominium Parcel sold, and (ii) $1,250 for each biennial Condominium Parcel sold. Unit Release Fees will be paid by Avenue Plaza to CapitalSource on a weekly or biweekly basis after the consummation of the closing of the sale of each Condominium Parcel and will be applied by CapitalSource to reduce the outstanding principal balance of the Avenue Plaza Loan. CapitalSource will not be obligated to deliver to Avenue Plaza any partial release of lien relating to any Condominium Parcel sold until (i) CapitalSource has received the Unit Release Fee applicable to the sale of such Condominium Parcel and (ii) all other conditions set forth in Section 2.6 of the Avenue
Plaza Mortgage have been satisfied. As used herein, the term "Condominium Parcel" shall have the same meaning ascribed to such term in the Declaration (defined in the Avenue Plaza Mortgage as that certain Amended and Restated Timeshare and Condominium Declaration creating and establishing Avenue Plaza Condominiums dated October 1, 1993 and registered in the Notarial Archives, Orleans Parish as No. 93-41669, and in the Conveyance Office of the Parish of Orleans under Instrument No. 76107, as amended from time to time).

         (b) Notwithstanding the foregoing or any other term or provision of the Avenue Plaza Note to the contrary, Avenue Plaza shall be required to pay CapitalSource an amount (the "Deficiency Payment") equal to the difference between (i) $1,550,000 and (ii) the sum of all Unit Release Fees paid by Avenue Plaza pursuant to subparagraph (a) above during the preceding twelve (12) calendar month period ending on August 31st, which Deficiency Payments shall be paid by Avenue Plaza to CapitalSource commencing on August 31, 2002, and continuing on each subsequent August 31 during the term of the Avenue Plaza Note until August 24, 2005, whereupon the entire principal balance hereof, together with all accrued but unpaid interest thereon and any fees, charges and other amounts owed by Avenue Plaza to CapitalSource hereunder, shall be payable to CapitalSource in full; it being the intent of the parties hereto that notwithstanding the number of Condominium Parcels sold during such twelve (12) month period, Avenue Plaza shall make principal payments to CapitalSource for such twelve (12) month period in the aggregate of at least $1,550,000. Notwithstanding anything set forth above to the contrary, in the event that the Unit Release Fees paid to CapitalSource during any twelve (12) month period exceed the minimum amount required during such period, then the excess amount shall be applied by CapitalSource to reduce the minimum amount due for the immediately following twelve month period. Upon receipt by CapitalSource of any Deficiency Payment in accordance with the foregoing, CapitalSource shall execute and deliver to Avenue Plaza a partial release of lien with respect to a certain number of Condominium Parcels equal to the amount of the Deficiency

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 30

EXHIBIT 10.1

Payment divided by the Unit Release Fee applicable to such Condominium Parcel; provided, however, that CapitalSource shall determine, in its sole discretion, the Condominium Parcel to be released."

         5.11 One-Time Additional Advance; Promise to Pay. Notwithstanding anything in the Avenue Plaza Note to the contrary, CapitalSource agrees that, on the Second Master Modification Closing Date, CapitalSource shall make a one-time additional advance ("Special Avenue Plaza Advance") to Avenue Plaza of proceeds under the Avenue Plaza Note and Avenue Plaza Loan Documents, which Special Avenue Plaza Advance shall not exceed $700,000. CapitalSource shall have no further obligations to make additional advances under the Avenue Plaza Note and Avenue Plaza Loan Documents. No portion of the principal amount of the Avenue Plaza Note (including the Special Avenue Plaza Advance), once repaid, shall be readvanced by CapitalSource. Avenue Plaza hereby promises to pay to the order of CapitalSource Finance LLC, its successors and assigns, in immediately available funds in lawful money of the United States of America, the principal sum of $700,000 (or the unpaid balance thereof, if that amount is less), representing the Special Avenue Plaza Advance, together with interest on such amount from day to day outstanding, as provided in the Avenue Plaza Note. Interest on the Special Avenue Plaza Advance shall accrue and be due and payable in the same manner as interest accruing with respect to the other portion of the Avenue Plaza Loan in accordance with the Avenue Plaza Note and this Second Master Modification Agreement. The unpaid principal amount of the Special Avenue Plaza Advance shall be due and payable in full, on or before the earlier to occur of
(i) the date that CapitalSource  exercises the Put Option as provided in Section
9.26 hereof, or (ii) August 31, 2005 (the "Special Avenue Plaza Advance Maturity Date"). In addition to the foregoing, Avenue Plaza shall make principal payments in respect of the Special Avenue Plaza Advance upon the sale of Intervals secured by the Avenue Plaza Mortgage in the same manner and in accordance with the Avenue Plaza Note and this Second Master Modification Agreement. All Unit Release Fees paid to CapitalSource in connection with the sale of any Intervals secured by the Avenue Plaza Mortgage shall be applied first to reduce the unpaid principal balance of the Special Avenue Plaza Advance, then to reduce the remaining portion of the unpaid principal balance of the Avenue Plaza Loan. The Special Avenue Plaza Advance shall be treated as a separate obligation of Avenue Plaza owing to CapitalSource, as evidenced by the foregoing; provided, however, that if CapitalSource does not exercise the Put Option on or before the expiration of the same, then the Special Avenue Plaza Advance and the remaining portion of the Avenue Plaza Loan shall be treated as one, combined obligation, evidenced by the Avenue Plaza Note, as modified by this Second Master Modification Agreement. The provisions of this Section 5.11 shall survive the termination or expiration of this Second Master Modification.

                           SECTION 6: ST. THOMAS LOAN

         6.1 Borrowers, Guarantor and Lender. As of the date hereof, the term "Borrowers" when used with respect to the St. Thomas Loan or the St. Thomas Loan Documents shall mean Bluebeard and Castle, together, the term "Guarantor" shall mean EFI and Equivest St. Thomas, together, and the term "Lender" shall mean CSFB, regardless of how "Borrowers," "Guarantor" and "Lender" may previously have been defined in any of the St. Thomas Loan Documents executed prior to the date hereof.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 31

EXHIBIT 10.1

         6.2 Amendment to St. Thomas Mortgage. As of the date hereof and in consideration of CapitalSource entering into this Second Master Modification Agreement, Borrower has executed, and Guarantors hereby consent to the execution of, that certain Amendment to Deed of Trust and Security Agreement, acknowledging the extension of the maturity date of the St. Thomas Loan as set forth in Section 6.3 hereof, and acknowledging the cross-collateralization of the St. Thomas Loan with the other Loans as set forth in the First Master Modification Agreement and as set forth in Section 9.6 of this Second Master Modification Agreement.

         6.3 Maturity Date. Section III B of the St. Thomas Note is hereby deleted in its entirety and the following substituted therefor:

               "B. Maturity Date. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and any fees, charges, and other amounts owed by Maker to Holder, pursuant to any of the Loan Documents, shall be payable to Holder on or before August 31, 2005 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification dated September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Maker, Equivest Finance, Inc., Equivest St. Thomas, and the other parties thereto)."

         6.4 Principal and Interest. Section II of the St. Thomas Note is hereby deleted in its entirety and the following substituted therefor: "II. Principal and Interest. Provided that no Event of Default exists, interest shall accrue on the Applicable Principal Balance (as defined in the Second Master Modification Agreement defined in Section III B hereof) of this Note from time to time outstanding, and Maker shall pay interest thereon, at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or
(ii) ten percent (10%). The Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third (3rd) Business Day following the tenth (10th) day of each calendar month. For purposes of this Note, "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Holder (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), each change in said rates to be effective as of the date of such change."

         6.5 Prepayment. Section IV of the St. Thomas Note is hereby deleted in its entirety and the following substituted therefor:

               "IV Prepayment. Maker may prepay this Note, in whole or in part, at any time upon fifteen (15) days' prior written notice to Holder, upon the payment of an amount equal to the product of (A)

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 32

EXHIBIT 10.1

          the Applicable Prepayment Premium Percentage (hereinafter defined) multiplied by (B) the amount of such prepayment; provided, however, that no such prepayment premium shall be due and payable to Holder (1) in connection with prepayments that occur through (i) scheduled amortization payments to Holder required under the Second Master Modification Agreement, and (ii) payments of Interval Sales Fees arising from sales of Intervals or any Deficiency Payment required to be paid to Holder, and (2) with respect to any amount in excess of the Initial Discounted Principal Amount of this Note (as defined in the Second Master Modification Agreement). As used herein, the term "Applicable Prepayment Premium Percentage" shall mean (a) in the event all or any portion of this Note is prepaid at any time on or before August 31, 2002, two percent (2%), (b) in the event all or any portion of this Note is prepaid at any time after August 31, 2002 to and including August 31, 2003, one percent (1%), and (c) in the event all or any portion of this Note is prepaid at any time after August 31, 2003 to and including August 31, 2004, one half of one percent (0.50%)."

         6.6 Interval  Release  Fees.  Section  III.C of the St. Thomas Note and
Section 2.5(a)(ii) of the St. Thomas Loan Agreement are hereby modified to the extent necessary to conform the same to the following:

               (a) Commencing on the date hereof to and including the Maturity Date, Borrowers shall pay CapitalSource, via wire transfer, an amount equal to (i) $2,500 per annual Interval sold in the Resort, and (ii) $1,250 per biennial Interval Sold in the Resort. Such Interval Sales Fees shall be paid by Borrowers to CapitalSource on a weekly or biweekly basis after the consummation of the closing of the sale of each Interval and applied by CapitalSource to reduce the outstanding principal balance of the St. Thomas Note. CapitalSource will not be obligated to deliver to Borrowers any partial release of lien relating to any Interval sold until (i) CapitalSource has received the Interval Sales Fees applicable to the sale of such Interval and (ii) all other conditions set forth in the St. Thomas Loan Agreement have been satisfied.

               (b) Notwithstanding the foregoing or any other term or provision of the St. Thomas Note to the contrary, Borrowers shall be required to pay CapitalSource an amount (the "Deficiency Payment") equal to the difference between (i) $1,690,000 and (ii) the sum of all Interval Sales Fees paid by Borrowers pursuant to subparagraph (a) above during the preceding twelve (12) calendar month period ending on August 31st, which Deficiency Payments shall be paid by Borrowers to CapitalSource commencing on August 31, 2002, and continuing on each subsequent
          August 31 during the term of this Note until August 31, 2005, whereupon the entire principal balance hereof, together with all accrued but unpaid interest thereon and any fees, charges and other amounts owed by Borrowers to CapitalSource hereunder, shall be payable to CapitalSource in full; it being the intent of the parties hereto that notwithstanding the number of Intervals sold during such twelve
          (12) month period, Borrowers shall make principal payments to CapitalSource for such twelve (12) month period in the aggregate of at least $1,690,000. Notwithstanding anything set forth above to the contrary, in the event that the Interval Sales Fees paid to CapitalSource during any twelve (12) month period

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

EXHIBIT 10.1

exceed the minimum amount required during such period, then the excess amount shall be applied by CapitalSource to reduce the minimum amount due for the immediately following twelve month period. Upon receipt by CapitalSource of any Deficiency Payment in accordance with the foregoing, CapitalSource shall execute and deliver to Borrowers a partial release of lien with respect to a certain number of Intervals equal to the amount of the Deficiency Payment divided by the Interval Sales Fee applicable to such Intervals; provided, however, that CapitalSource shall determine, in its sole discretion, the Intervals to be released. (c) Borrowers acknowledge that the St. Thomas Mortgage does and continues to secure the other Pool Loans in accordance with Section 9.6 of this Second Master Modification Agreement.

         6.7 Guarantor. The definition of Guarantor in Section 1.43 of the St. Thomas Loan Agreement is hereby deleted and the following substituted therefor:

         "1.43  Guarantor.   Together,   Equivest  Finance,   Inc.,  a  Delaware
corporation ("EFI") and Equivest St. Thomas, Inc., a United States Virgin Islands corporation ("Equivest St. Thomas")."

         6.8 Maturity Date. The definition of Maturity Date in Section 1.61 of the St. Thomas Loan Agreement is hereby deleted and the following substituted therefor:

         "1.61 Maturity Date. The Loan shall mature and be payable in full on August 31, 2005 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans (as such term is defined in the Second Master Loan Modification Agreement dated September 7, 2001 [the "Second Master Modification Agreement"] by and between CapitalSource Finance LLC, Borrower, Equivest Finance, Inc., Equivest St. Thomas, Inc. and certain other parties)."

         6.9 Interest  Rate.  The  definition  of  Applicable  Interest  Rate in
Section 1.12(a) of the St. Thomas Loan Agreement is hereby deleted and the following substituted therefor:

               "(a) For the Acquisition/Development Component of the Loan, on any given date, a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) the Prime Rate plus two percent (2.00%), or (ii) ten percent (10%). The Applicable Interest Rate charged for each one (1) month period during the term of the Loan shall be fixed based upon the Prime Rate published or otherwise determined prior to and in effect as of the third (3rd) Business Day following the tenth (10th) day of each calendar month. As used herein, the term "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York, or such other office as shall be reasonably acceptable to Lender (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or

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


EXHIBIT 10.1

     best rate being charged to any customer), each change in said rates to be effective as of the date of such change." 6.10 Reporting Requirements.
     Section 6.1(g) of the St. Thomas Loan Agreement is hereby deleted in its entirety and replaced with the provisions of Section 9.13 hereof, it being the intent of the parties hereto that such provisions shall hereafter supercede said Section 6.1(g). 6.11 Indebtedness. Section 6.3(a) of the St. Thomas Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         "(a) Indebtedness. Borrowers shall not create, incur, assume, or in any manner become liable in respect to any Indebtedness in excess of $250,000 in the aggregate outstanding at any time except for: (i) Indebtedness to Lender; (ii) Indebtedness evidenced by the Additional Loans (as defined in the Second Master Modification Agreement described in Section 1.61 hereof); and (iii) Indebtedness related to trade debt from customer receivables arising in the ordinary sale of inventory. For purposes of this Section 6.3(a), the term "Indebtedness" shall mean, with respect to each of the Borrowers (individually and together), (a) all obligations for borrowed money,

         (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by Borrowers, and (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business such as, insurance premiums, capital expenditures made in connection with repairs or renovation to any improvements constituting part of the Collateral, real property taxes and utility expenses)."

         6.12 Escrowed Funds. Borrowers and CapitalSource acknowledge that approximately $98,000 of funds ("Escrow Funds") have been previously escrowed by CSFB for the purpose of financing renovations to the St. Thomas Resort to comply with the requirements of The Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.), and any applicable state, district or local requirements ("ADA"). CapitalSource agrees that, upon receipt of the Escrow Funds by CapitalSource from CSFB, CapitalSource shall apply the Escrow Funds to reduce the principal balance of the St. Thomas Loan in the same manner as an Interval Sales Fee paid under the St. Thomas Loan Documents.

         6.13 One-Time Additional Advance; Promise to Pay. Notwithstanding anything in the St. Thomas Note to the contrary, CapitalSource agrees that, in connection with the execution of this Second Master Modification, CapitalSource shall make a one-time additional advance ("Special St. Thomas Advance") to Bluebeard and Castle of proceeds under the St. Thomas Note and St. Thomas Loan Documents, which Special St. Thomas Advance shall not exceed $300,000. CapitalSource shall have no further obligations to make additional advances under the St. Thomas Note and St. Thomas Loan Documents. No portion of the principal amount of the St. Thomas Note (including the Special St. Thomas Advance), once repaid, shall be readvanced by CapitalSource. Bluebeard and Castle, jointly and severally, hereby promise to pay to the order of CapitalSource Finance LLC, its successors and assigns, in immediately available

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 35

EXHIBIT 10.1

funds in lawful money of the United States of America, the principal sum of $300,000 (or the unpaid balance thereof, if that amount is less), representing the Special St. Thomas Advance, together with interest on such amount from day to day outstanding, as provided in the St. Thomas Note. Interest on the Special St. Thomas Advance shall accrue and be due and payable in the same manner as interest accruing with respect to the other portion of the St. Thomas Loan in accordance with the St. Thomas Note and this Second Master Modification Agreement. The unpaid principal amount of the Special St. Thomas Advance shall be due and payable in full, on or before the earlier to occur of (i) the date that CapitalSource exercises the Put Option as provided in Section 9.26 hereof, or (ii) August 31, 2005 (the "Special St. Thomas Advance Maturity Date"). In addition to the foregoing, Bluebeard and Castle, jointly and severally, shall make principal payments in respect of the Special St. Thomas Advance upon the sale of Intervals secured by the St. Thomas Mortgage in the same manner and in accordance with the St. Thomas Note and this Second Master Modification Agreement. All Interval Release Fees paid to CapitalSource in connection with the sale of any Intervals secured by the St. Thomas Mortgage shall be applied first to reduce the unpaid principal balance of the Special St. Thomas Advance, then to reduce the remaining portion of the unpaid principal balance of the St. Thomas Loan. The Special St. Thomas Advance shall be treated as a separate obligation of Bluebeard and Castle owing to CapitalSource, as evidenced by the foregoing; provided, however, that if CapitalSource does not exercise the Put Option on or before the expiration of the same, then the Special St. Thomas Advance and the remaining portion of the St. Thomas Loan shall be treated as one, combined obligation, evidenced by the St. Thomas Note, as modified by this Second Master Modification Agreement. The provisions of this Section 6.13 shall survive the termination or expiration of this Second Master Modification.

                              SECTION 7: A&D LOAN

         7.1 Borrower, Guarantor and Lender. As of the date hereof, the term "Borrower" when used with respect to the A&D Loan or the A&D Loan Documents shall mean RFI, the term "Guarantor" shall mean EFI, and the term "Lender" shall mean CapitalSource, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any of the A&D Loan Documents executed prior to the date hereof.

         7.2 Termination of A&D Loan.

         (a) Borrower and CapitalSource acknowledge and agree that, as of the Second Master Modification Closing Date, the unpaid principal balance of the A&D Loan, together with interest, expenses, fees or other charges, owing from Borrowers to CapitalSource thereunder, is $0.00.

         (b) Upon receipt by CapitalSource of the documents listed in Section 7.1(d) below (the "A&D Termination Documents"), and satisfaction of the other conditions set forth in Section 9.14 hereof, the A&D Loan shall be deemed terminated and CapitalSource shall execute and deliver to Borrower Uniform Commercial Code termination statements and such other documents and instruments as are necessary to release and terminate certain security interests, liens, mortgages, or other encumbrances related to the A&D Loan, all of which shall be in form sufficient for filing and recording with all applicable filing and recording offices.

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

EXHIBIT 10.1

         (c) As of the Second Master Modification Closing Date, Borrowers agree that CapitalSource shall have no obligations under the terms of the A&D Loan Agreement or any other Loan Document relating to the A&D Loan, including any obligation to advance any amounts to Borrowers in accordance with the terms therein.

         (d) Prior to the termination of the A&D Loan, Borrowers shall deliver to CapitalSource (i) a mutual release signed by Borrowers and all guarantors, in form and content satisfactory to CapitalSource, and (ii) such other documentation reasonably required by CapitalSource.

         7.3 Riverside Loan, Coconut Palms Loan and Ellington Loan. Notwithstanding anything to the contrary herein or in any other Loan Document or Trust Document, it is the intent of the parties hereto that the Riverside Loan, the Coconut Palms Loan and the Ellington Loan and the obligations thereunder shall continue in full force and effect, notwithstanding the termination of the A&D Loan. Equivest Texas and EFI hereby acknowledge and agree that each intends that the Riverside Loan and the duties and obligations evidenced by the Riverside Note and the other Riverside Loan Documents are and shall be direct obligations to CapitalSource and not merely collateral for the A&D Loan or any of the other Loans or Trust Loans.

SECTION 8: DC LOAN

         8.1 Borrower, Guarantor and Lender. As of the date hereof, the term "Borrower" when used with respect to the DC Loan or the DC Loan Documents shall mean EFI DC, and the term "Lender," "Holder" shall mean CapitalSource, regardless of how "Borrower," "Lender," and "Holder" may previously have been defined in any of the DC Loan Documents executed prior to the date hereof.

         8.2   Amendment  to  DC  Mortgage.   As  of  the  date  hereof  and  in
consideration of CapitalSource entering into this Second Master Modification Agreement, EFI DC has executed that certain Amendment to Purchase Money Deed of Trust, Assignment of Rents and Leases and Security Agreement, clarifying that the DC Mortgage secures the outstanding indebtedness evidenced by the Loans.

         8.3 Potential Sale of Washington, DC Property. EFI and EFI DC have offered to sell the property owned by EFI DC located at 2501 Pennsylvania Avenue, N.W., Washington, D.C. (the "DC Property"). Upon the consummation and closing of such sale, EFI and EFI DC agree to cause any escrow agent or title company responsible for such closing to remit directly to CapitalSource (without application of the prepayment fee set forth in Section IV of the Bridge Loan Note and Section 2.6 of the Bridge Loan Agreement) an amount of proceeds sufficient to pay in full, the then Applicable Principal Balance of the Bridge Loan ("DC Property Proceeds") (regardless of the gross purchase price or net proceeds), whereupon CapitalSource will (i) apply the DC Property Proceeds to repay the Bridge Loan and (ii) execute and deliver to EFI DC a complete satisfaction and discharge of the DC Mortgage and the Bridge Loan Documents.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 37

EXHIBIT 10.1

                          SECTION 9: ADDITIONAL TERMS

         9.1 Commitment Fee and Interim Interest. In consideration of entering this Second Master Modification Agreement, CapitalSource has earned a commitment fee (the "Commitment Fee") equal to $671,779.58, less that portion of the deposit of $25,000 heretofore paid by Borrowers to CapitalSource remaining after application of such deposit to out-of-pocket expenses, which Commitment Fee shall be payable on the date of execution of this Second Master Modification. Also, Borrowers agree that, for purposes of "booking" the Loans and ease of administration of the Loans, interest shall accrue on the Loans from August 30, 2001, the date of acquisition of the Loans from CSFB by CapitalSource, notwithstanding the actual effective date of this Second Master Modification Agreement.

         9.2 Warrants.

         (a) Definitions. The following terms used in this Section

         9.2 shall have the following meanings:

         (i) "VWAP" shall mean the volume-weighted average trading price of the EFI common stock twenty (20) business days preceding a particular measuring date.

         (ii) "$2.02 Warrants" shall mean those certain warrants to purchase 200,000 shares of common stock of EFI, originally issued to CSFB on April 20, 2001, with an exercise price equal to the VWAP per share as of the date of the First Master Modification Agreement and an expiration date of five (5) years after date of the First Master Modification Agreement. Pursuant to the Loan Sale Agreement all of such warrants have been assigned to CapitalSource Holdings, an affiliate of CapitalSource.

         (iii) "$2.52 Warrants" shall mean those certain warrants to purchase 200,000 shares of common stock of EFI, originally issued to CSFB on April 20, 2001, with an exercise price equal to the VWAP plus $.50 per share as of the date of the First Master Modification Agreement and an expiration date of five
(5) years after date of the First Master Modification Agreement. Pursuant to the Loan Sale Agreement all of such warrants have been assigned to CapitalSource Holdings.

         (iv) "$8.00 Warrants" shall mean those certain warrants to purchase 180,000 shares of common stock of EFI, originally issued to CSFB on July 17, 1998, with an exercise price equal to $8.00 per share and an expiration date of July 18, 2003. Pursuant to the Loan Sale Agreement all of such warrants have been assigned to CapitalSource Holdings.

         (b) Transfer of $2.02 Warrants.  Within 10 days after the Second Master
Modification   Closing  Date,   CapitalSource   Holdings  shall  transfer,   for
cancellation by EFI, all of the $2.02 Warrants to EFI.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 38

EXHIBIT 10.1

         (c) Transfer of $2.52 and $8.00 Warrants. CapitalSource and CapitalSource Holdings hereby agree that if the Avenue Plaza Loan is irrevocably paid in full and in cash on or before February 28, 2002 and no Default or Event of Default has occurred under any of the Loan Documents as of or prior to the date of such repayment then, within a reasonable period after confirmation of such payment of the Avenue Plaza Loan, CapitalSource Holdings shall transfer, for cancellation by EFI, all of the $2.52 Warrants and all of the $8.00 Warrants. EFI agrees that such transfer shall be without cost or expense to CapitalSource or CapitalSource Holdings and, without limiting any other provision of this Second Master Modification Agreement or any of the agreements executed in connection herewith, EFI hereby agrees to pay all costs and expenses (including attorney fees), if any, associated with such transfer of warrants to EFI.

         (d) Representations. EFI hereby represents and warrants to CapitalSource Holdings that any and all conditions precedent for the transfer of all Warrants listed on Exhibit "L" attached hereto from CSFB to CapitalSource Holdings and all Registration Rights Agreements related thereto, including any notice provisions, have been completely satisfied by CSFB, as transferor and CapitalSource Holdings, as transferee. EFI hereby waives any right to object to the transfer of the above-referenced Warrants and Registration Rights Agreements.

         9.3 Contingent Discounts Applicable to Repayment of Loans. CapitalSource, Borrowers and Guarantors have agreed that, so long as no Event of Default has occurred and is continuing under any of the Loan Documents and upon payment by Borrowers to CapitalSource of all other costs, expenses and other amounts, if any, payable to CapitalSource under the Loan Documents, the total amount of principal required to repay, in full, each the Loans shall be determined as follows:

         (a) with respect to the Avenue Plaza Loan, the amount required to repay the Avenue Plaza Loan shall be determined in accordance with the provisions of
Section 5.7 hereof and, with respect to the Bridge Loan, the amount required to repay the Bridge Loan shall be determined in accordance with Section 2.6 hereof; and

         (b) with respect to the repayment of all other Loans (other than the Avenue Plaza Loan and the Bridge Loan) (collectively, the "Pool Loans"), the amount required to repay all of the Pool Loans, simultaneously, shall be equal to (i) the then current Adjusted Aggregate Loan Amount, less (ii) the aggregate Discount Amounts allocated to each of the Pool Loans as set forth in Exhibit "N" attached hereto, plus (iii) the prepayment penalty or penalties applicable to the repayment of such Pool Loans, if any, calculated in accordance with the provisions of this Second Master Modification Agreement; and

         (c) if Borrowers elect to repay any one or more of the Pool Loans (without the simultaneous repayment of all of the Pool Loans) and, if after such repayment, at least one of the Pool Loans remains outstanding, the amount required to repay each such Pool Loan shall be equal to (i) the then outstanding principal balance of such Pool Loan, plus (ii) the amount of any prepayment penalty applicable to the repayment of any such Pool Loan, calculated in accordance with this Second Master Modification Agreement; provided, however, that if and when all of the Pool Loans are repaid in full, the Discount Amount allocated to such


SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 39

EXHIBIT 10.1

Pool Loan as set forth on Exhibit "N" hereof shall be credited against the amount required to repay the last outstanding Pool Loan in accordance with subparagraph (d) below; and (d) with respect to the repayment of any one or more of the Pool Loans (if, after such repayment, all of the Pool Loans will have been repaid in full), the amount required to repay each such Pool Loan shall be equal to (i) the then current Adjusted Aggregate Loan Amount of the outstanding Pool Loans, less (ii) the aggregate Discount Amounts allocated to all of the Pool Loans (including those previously repaid in full) as set forth in Exhibit "N" attached hereto, plus (iii) the prepayment penalty or penalties applicable to the repayment of such Pool Loans, calculated in accordance with the provisions of this Second Master Modification Agreement.

         9.4 Expenses of CapitalSource. Borrowers and Guarantors hereby agree, jointly and severally, to pay on demand all costs and expenses incurred by CapitalSource in connection with the preparation, negotiation and execution of this Second Master Modification Agreement and all other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of CapitalSource's legal counsel, the cost of endorsements to title insurance, recording fees, and all costs and expenses incurred by CapitalSource in connection with the enforcement or preservation of any rights under the Loans and Loan Documents, as amended and modified hereby, including, without, limitation, the costs and fees of CapitalSource's legal counsel.

         9.5 Principal and Interest Payments.

         (a) Interest Payments. Notwithstanding any term, provision or condition of the Loan Documents to the contrary, each Borrower agrees to make monthly interest payments to CapitalSource, which shall be due and payable monthly in arrears on the tenth (10th) calendar day of each calendar month, commencing October 10, 2001, at the rates per annum established for each Loan by this Second Master Modification Agreement. Such payments shall be made in immediately available funds and shall be payable by each Borrower to CapitalSource at its address set forth in Section 9.17 hereof or at such other address as CapitalSource may require by notice to Borrowers. Failure to make any scheduled interest payment shall constitute an Event of Default under each of the Loans. It is the intent of all parties hereto that this Section 9.5(a) supercede any contrary provisions in the Loan Documents relating to payments of interest for each Loan.

         (b) Monthly Bridge Loan Amortization Payments. If, and only if, the Bridge Loan has not been repaid in full on or before September 1, 2002, then commencing on September 10, 2002 and continuing the tenth (10th) day of each successive month thereafter until the Bridge Loan has been repaid in full, EFI agrees to pay to CapitalSource monthly payments of $100,000, to be applied by CapitalSource to the then outstanding principal balance of the Bridge Loan and all accrued and unpaid interest thereon. If, after September 1, 2002, EFI or EFI DC enter into a contract to sell the DC Property and the sale of the DC Property closes before the repayment in full of the Bridge Loan, then EFI and EFI DC will pay to CapitalSource, with the proceeds generated

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 40

EXHIBIT 10.1

by the sale of the DC Property, an amount equal to the then Applicable Principal Balance of the Bridge Loan whereupon CapitalSource will deliver to EFI DC a complete satisfaction and discharge of the DC Mortgage and the Bridge Loan Documents.

         9.6 Cross-Collateralization; Release Conditions for Pool Loans. All of the Loans are and shall continue to be cross-defaulted and cross-collateralized. Each of the Borrowers hereby acknowledges and agrees that all liens, pledges, assignments, mortgages and security interests granted by any Borrower in favor of CapitalSource (or its predecessor in interest) which constitute Collateral for each of the Loans shall constitute Collateral for each of the remaining Loans and for all obligations owed by any Borrower to CapitalSource; provided, however, that in the event the Bridge Loan or the Avenue Plaza Loan are paid in full, CapitalSource, as a condition to such repayment, shall discharge the mortgage and any related security documents for such Loan at the time of such repayment as and when provided by this Second Master Modification Agreement (including, upon payment of the Bridge Loan, the release of the DC Mortgage). Upon repayment in full of the Pool Loans (e.g., the St. Thomas Loan, the Ocean City Loan and the Riverside Loan), CapitalSource shall have no obligation to release and discharge the liens and security interests and other Loan Documents applicable to the repaid Pool Loan unless and until the following conditions have been satisfied, as determined by CapitalSource:

         (a) Notwithstanding payment in full of the Riverside Loan and/or the Ocean City Loan, the Riverside Loan Documents and the Ocean City Loan Documents and the collateral secured thereby shall continue to secure the St. Thomas Loan and Interval Release Fees shall continue to be paid to CapitalSource in accordance with Section 3.5 and Section 4.5 hereof until (i) each of the Riverside Loan and the Ocean City Loan has been repaid from periodic sales of Intervals (in the ordinary course of business) and the payment of Interval Release Fees as set forth in Section 3.5 and Section 4.5 of this Second Master Modification Agreement, (ii) Bluebeard and/or Castle have paid to CapitalSource, to be applied to the Initial Discounted Principal Balance of the St. Thomas Loan, an amount equal to at least $5,000,000 so that the then outstanding
Applicable Principal Balance of the St. Thomas Loan has been reduced to $5,918,856, and (iii) CapitalSource has confirmed that, for the immediately preceding six (6) calendar months prior to any date of calculation by CapitalSource hereunder, not less than 360 Intervals encumbered by the St. Thomas Mortgage have been sold by Bluebeard or Castle for an average price equal to not less than $8,500 per Interval; and

         (b) If (i) the Riverside Loans and the Ocean City Loans have been repaid from periodic sales of Intervals (in the ordinary course of business) and the payment of Interval Release Fees as set forth in Section 3.5 and Section 4.5 of this Second Master Modification Agreement, and (ii) the St. Thomas Loan has not been repaid in full, then Borrowers may prepay the St. Thomas Loan, as part of a collective refinancing of the Riverside Loan, the Ocean City Loan and the St. Thomas Loan, without payment of any prepayment penalty as otherwise required by Section 6.5 hereof, which prepayment penalty shall be deemed waived by CapitalSource. CapitalSource will release and discharge the Riverside Loan Documents and the Ocean City Loan Documents only if and when the conditions set forth in clauses

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 41

EXHIBIT 10.1

          (a) or (b) above have been satisfied. CapitalSource will release and discharge the St. Thomas Loan Documents if and when (i) the Riverside Loan and the Ocean City Loan each has been repaid from periodic sales of Intervals (in the ordinary course of business) and the payment of Interval Release Fees as set forth in Section 3.5 and Section 4.5 of this Second Master Modification Agreement, and (ii) the conditions set forth in clauses (a) or (b) above have been satisfied. CapitalSource shall have no obligation to waive the prepayment penalty applicable to the St. Thomas Loan unless the Riverside Loan and the Ocean City Loan have been paid from periodic sales of Intervals (as opposed to refinance proceeds, in whole or in part). Upon payment in full of the Riverside Loan, the Ocean City Loan, or both, all Interval Release Fees received by CapitalSource upon the sale of Intervals encumbered by the Riverside Mortgage and Ocean City Mortgage, as applicable, shall be applied by CapitalSource to the repayment of the outstanding principal balance of the Pool Loans (and all prepayment penalties applicable thereto) in the order set forth on Exhibit "B" attached hereto. 9.7 Additional Loans. Borrowers hereby represent, warrant and covenant to CapitalSource that no default or event of default currently exists with respect to the Additional Loans and each of the Borrowers will comply with all of its respective covenants and obligations in respect of the Additional Loans. 9.8 Payment Default. Borrowers agree to notify CapitalSource in writing of any failure by Borrowers to make any required payment to a lender regarding any loan having an unpaid principal balance in excess of $250,000 on the date such payment is due under such loan pursuant to the applicable loan documents or security agreements, either during the term of the loan or at the loan's maturity ("Payment Default"). Such notice shall be hand-delivered or delivered by facsimile to CapitalSource at the address set forth below immediately after such Payment Default occurs. In the event Borrowers have cure rights under any loan document or security agreement with respect to any such Payment Default, Borrowers shall reference such cure rights in this written notice as well as providing as part of such written notice an explanation of how Borrowers intend to cure such Payment Default. 9.9 CapitalSource Compliance. Borrowers and Guarantors hereby acknowledge and represent that CapitalSource has complied fully with all of its obligations under the Loans and related Loan Documents through the date hereof and is not currently in default thereunder. 9.10 Acknowledgement. Borrowers and Guarantors hereby acknowledge and represent that no action by CapitalSource hereunder will amend, modify, waive, release or otherwise prejudice CapitalSource's rights and remedies under the Loans or any of Borrowers' or Guarantors' obligations under the Loan Documents, except as specifically provided herein. 9.11 Exit Fee. Borrowers, Guarantors and CapitalSource acknowledge and agree that, pursuant to the Loan Sale Agreement, CapitalSource is purchasing from CSFB, at a certain discounted rate, all of CSFB's right, title and interest in the Loans. Borrowers, Guarantors and CapitalSource have agreed that, so long as no Default or Event of Default exists hereunder or under any of the other Loan Documents and the Loans are repaid, in full, as and when required by the terms of the Loan Documents and this Second Master Modification Agreement, (i) upon repayment of the Loans, Borrowers will be entitled to share in a portion of such discount as provided in Section 9.3 hereof, and (ii) interest shall accrue on the Loans on the basis of Applicable Principal Balance of each Loan. If,

SECOND MASTER LOAN  MODIFICATION AGREEMENT -- Page 42

EXHIBIT 10.1

however, as a Default or Event of Default occurs hereunder or under any of the other Loan Documents (after giving effect to any grace or notice period) or the Loans are not repaid, in full, as and when required by the terms of the Loan Documents and this Second Master Modification Agreement, then Borrowers and Guarantors shall pay to CapitalSource, on demand, an additional amount (herein, the "Exit Fee") equal to the sum of (i) the aggregate Discount Amounts set forth on Exhibit "N" attached hereto, (ii) plus interest on the sum of such Discount Amounts from the date of Default or Event of Default at the rate or rates specified in the applicable Loan Documents.

         9.12 Representations and Warranties. Borrowers and Guarantors, jointly and severally, hereby represent and warrant to CapitalSource as follows: (a) Organization. As of the date hereof, each Borrower and Guarantor is duly organized, validly existing, and in good standing under the laws of the state in which it was established and in every other jurisdiction in which such Borrower or Guarantor conducts business; (b) Authority. The execution, delivery, and performance by each Borrower and Guarantor of this Second Master Modification Agreement and all documents and instruments executed by each Borrower and Guarantor contemporaneously herewith has been duly authorized by all necessary corporate action by each Borrower and Guarantor and does not and will not (i) violate any provision of the certificate or articles of incorporation, bylaws, or any agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which such Borrower and Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of such Borrower or Guarantor other than liens in favor of CapitalSource; or (iii) result in a breach of, or constitute a default by such Borrower or Guarantor under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which such Borrower or Guarantor is a party or by which each of them or any of their assets are bound or affected; (c) Approval. No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any governmental authority or other person, including, without limitation, each applicable governmental authority, and the applicable condominium owners' associations, is required in connection with the execution, delivery, and performance by Borrowers or Guarantors of the Loans, as modified hereby; (d) Taxes. Each of the Borrowers severally represents and warrants that: (a) it has paid in full all ad valorem taxes and other taxes and assessments levied against each Resort owned by such Borrower, and each of the Borrowers knows of no basis for any additional taxes or assessments against any Resort; and (b) it has filed all tax returns required to have been filed by it and has paid or will pay, prior to delinquency, all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes that are payable by such Borrower.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 43

EXHIBIT 10.1

To the best of Borrowers' knowledge after good faith diligent inquiry, no tax audit is pending or threatened with respect to any Borrower or any Guarantor or against any Resort;

         (e) Loan Documents. Attached hereto as Exhibit "F" is a listing of all Loan Documents by and between CapitalSource, Borrowers and Guarantors following the assignment of the Loans from CSFB to CapitalSource;

         (f) Additional Loans. Exhibit "A" attached hereto represents a true and complete listing of all of the Additional Loans and, as of the Second Master Modification Closing Date, there are no other loans made by third party lenders to any Borrower having an outstanding principal balance in excess of $250,000;

         (g) Escrow Deposits. Attached hereto as Exhibit "G" is a listing of all escrow agreements with third parties executed in connection with any of the Loans, or in connection with the execution of any of the Loan Documents, which are currently in existence, along with the amount(s), if any, of escrow deposits outstanding related to each such escrow agreement;

         (h) Liens. Borrowers and Guarantors represent and warrant that the Loan Documents, as modified herein, constitute valid and binding liens and security interests encumbering the Collateral, as more particularly described in each Loan Document;

         (i) Representations and Warranties. The representations and warranties contained in the Loan Documents, as each may have been amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date;

         (j) Event of Default. No Default or Event of Default under any of the Loan Documents, as amended hereby, has occurred and is continuing, except as set forth on Exhibit "H" attached hereto;

         (k) Compliance With Covenants. Borrowers and Guarantors are in full compliance with all covenants and agreements contained in the Loan Documents, as amended hereby;

         (l) Paid Off Loans. Attached hereto as Exhibit "K" is a true and accurate list of all loans made by CSFB to any of Borrowers now or previously affecting any portion of the Collateral and Borrower hereby represents and warrants to CapitalSource that all such loans have been paid in full and all collateral therefor released by CSFB and CSFB no longer has any obligations to advance any amounts to any Borrower thereunder;

         (m) Warrants. Attached hereto as Exhibit "L" is a true and accurate list of all Warrants to purchase common stock of EFI currently granted to CSFB;

         (n) Bridge Loan Collateral. Attached hereto as Exhibit "M" is a true, accurate and complete listing of all collateral securing the Bridge Loan, as of the Second Master Modification Closing Date, including but not limited to (i) the outstanding principal balance of each of the Applicable Underlying Loans as of the Second Master Modification Closing Date, (ii) the number of unsold units of each resort securing each Applicable

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 44

EXHIBIT 10.1

Underlying Loan as of the Second Master Modification Closing Date, (iii) a listing of all other security securing the Bridge Loan (i.e. - warrants granted to CSFB, pledged assets of the Company, membership interests, stock pledges, etc.), and such schedule accurately states the information contained therein;

         (o) St. Thomas Mortgage. RFI hereby represents to CapitalSource that RFI has no interest in, right to or claim as a secured party, lender or holder of any security interest in the Loan Documents listed in Exhibit "F" attached hereto or the Collateral encumbered thereby including, specifically, the St. Thomas Mortgage;

         (p) Homeowner's Associations. Attached hereto as Exhibit "E" is a true, complete and accurate list of all of the Homeowner's Associations established in respect of any of the Resorts or Collateral; and

         (q) Litigation. Other than as set forth on Exhibit "I" attached hereto, no litigation, investigation or proceeding before or by any arbitrator or governmental body having jurisdiction over any Borrower or any Guarantor shall be continuing or threatened against any Borrower, any Guarantor or against the officers or directors of any Borrower or Guarantor

         (i) in connection with the Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of CapitalSource, is deemed material or (ii) which could, in the reasonable opinion of CapitalSource, have a Material Adverse Effect (as defined below).

         9.13 Reporting Requirements. Notwithstanding any term, provision or condition of the Loan Documents, for so long as any indebtedness and obligations of Borrowers and Guarantors on any of the Loans remain outstanding or unsatisfied and so long as no Borrower or Guarantor is released in writing from said reporting obligation CapitalSource, Borrowers and Guarantors, as applicable, shall furnish (or cause to be furnished, as the case may be) to CapitalSource in each case certified in writing by the reporting party as true and correct, the following:

         (a) Monthly Financial Reports. As soon as available, and in any event no later than twenty-five (25) days following the end of each calendar month, unaudited statements of income and expenses of each Borrower and each Guarantor for the month in question, all in such detail and scope as may be reasonably required by CapitalSource, prepared in accordance with GAAP and on a basis consistent with prior accounting periods, together with a one page management summary as applicable. All financing statements provided under the terms hereof shall be prepared on a consolidated basis, as applicable. Each monthly financial statement of each Borrower and Guarantor shall be certified as true and correct by such Borrowers' or Guarantors' chief financial officer, as appropriate.

         (b) Annual Consolidated Audited Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year as may be applicable with respect to any Borrower or any Guarantor (a "Fiscal Year"), statements of income and expense and balance sheets of Borrowers and Guarantors dated as of the end of

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 45

EXHIBIT 10.1

such Fiscal Year, prepared on a consolidated basis, all in such detail and scope as may be reasonably required by CapitalSource together with a one-page management summary of each Borrower and each Guarantor, as applicable. Each consolidated annual financial statement shall be prepared and audited by Firley Moran Freer and Eassa P.C., or a national independent certified public accounting firm acceptable to CapitalSource in accordance with GAAP and on a basis consistent with prior accounting periods, and shall be certified by such Borrowers and Guarantors to be true, correct and complete.

         (c) Annual Certified Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year as may be applicable with respect to any Borrower or any Guarantor (a "Fiscal Year"), statements of income and expense of each Borrower and each Guarantor for the annual period ended as of the end of such Fiscal Year, and balance sheets of each Borrower and each Guarantor as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by CapitalSource, prepared in accordance with GAAP and on a basis consistent with prior accounting periods, together with a one-page management summary of each Borrower and each Guarantor, as applicable. Each annual financial statement of each Borrower and each Guarantor shall be certified by such Borrower and such Guarantor to be true, correct and complete.

         (d) Collateral Reports. As part of its monthly report package submitted to CapitalSource in connection with any Loan, within twenty-five (25) days after the end of each month and within ninety (90) days after the end of each Fiscal Year, each Borrower shall deliver to CapitalSource, monthly and annually, as appropriate, a listing of the then outstanding balance of each Loan, together with the payment and income status of each Loan and such other information concerning each Loan as CapitalSource may specify.

         (e) Litigation or Investigations. Within ten (10) days after the end of each month a statement describing any litigation, investigation, proceedings or claims pending or to each Borrower's or Guarantor's knowledge, as applicable, threatened against each Borrower and each Guarantor that could have a material adverse effect on Borrower's ability to perform its obligations under the Loan Documents (to the extent not previously disclosed to CapitalSource unless there has been a material change in the status of such litigation, investigations, proceedings or claims previously disclosed to CapitalSource, in which case the previous disclosure shall be updated accordingly).

         (f) Quarterly Meeting or Teleconference. Within fifteen (15) days after the end of each quarter (or on such other date specified by CapitalSource) a meeting or teleconference with senior management any of the Borrowers requested by CapitalSource reviewing such Borrower's operations and activities with CapitalSource.

         (g) Homeowners' Association Annual Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year (a "Fiscal Year") as may be applicable with respect to any homeowner's association associated with a Resort as listed on Exhibit "E" attached hereto (each a "Homeowners' Association"), statements of income and expense of each Homeowners' Association for the annual period ended as of the end of such Fiscal Year, and balance sheets of each Homeowners' Association as of the end

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 46

EXHIBIT 10.1

of such Fiscal Year, all in such detail and scope as may be reasonably required by CapitalSource, prepared on a basis consistent with prior accounting periods, together with a one-page management summary for each Homeowners' Association. Each annual financial statement of each Homeowners' Association shall be certified by such Homeowners' Association to be true, correct and complete, and shall otherwise be in form acceptable to CapitalSource.

         (h) Monthly Paydown Report. On or before the 25th of each calendar month, Borrowers shall provide both to CapitalSource and to CapitalSource's servicing agent(s) for the Loans a sales report detailing the sales of all Intervals and Units at or with respect to each of the Resorts for the period covered thereby, together with all Interval or Unit sales made by Borrowers that have been cancelled during such period. Such reports shall also indicate the number of Intervals or Units that remain encumbered by the applicable mortgage or deed of trust in favor of CapitalSource and the number of Intervals or Units for which partial releases from such mortgages or deeds of trust, if any, have been recorded during such period and during the term of each Loan. Such reports shall be certified by each Borrower to be true, correct and complete and otherwise be in a form approved by CapitalSource.

         (i) Officer's Certificate. Each set of annual financial statements or reports delivered to CapitalSource pursuant to Section 9.13(a) and (b) hereof shall be accompanied by a certificate of the President or the Chief Financial Officer of each Borrower and/or Guarantor, as appropriate, setting forth that the signers have reviewed the relevant terms of this Second Master Modification Agreement (and all other agreements and exhibits between CapitalSource and the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of such Borrower and/or Guarantor from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action such Borrower and/or Guarantor has taken or proposes to take with respect thereto.

         (j) Collateral Reports. EFI, RFI, the Company and ERC, as part of such Borrowers' monthly report package previously submitted to CapitalSource in connection with any Applicable Underlying Loan (as defined in the Bridge Loan Agreement) that is secured in part by an Inventory Mortgage (as defined in the Bridge Loan Agreement), within ten (10) days after the end of each month and within ninety (90) days after the end of each Fiscal Year, Borrower shall deliver to CapitalSource, monthly and annually, as appropriate, a listing of each Applicable Underlying Loan, together with the payment and income status of each Applicable Underlying Loan and such other information concerning each Applicable Underlying Loan as CapitalSource may specify. (k) Audit Report. Promptly upon receipt thereof, Borrowers and Guarantors, as applicable, shall deliver to CapitalSource, one (1) copy of each other report submitted to any Borrower or any Guarantor by independent public accountants or other Persons

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
EXHIBIT 10.1

(as defined in the Loan Documents for such Borrower or Guarantor) in connection with any annual, interim, or special audit made by them of the books of such Borrower or any Guarantor.

         (l) Notice of Default or Event of Default. Promptly upon becoming aware of the existence of any material condition or event that constitutes a Default or an Event of Default hereunder or under the Bridge Loan Documents, or with respect to the Bridge Loan a default or event of default pursuant to any of the Applicable Underlying Loan Documents (as defined in the Bridge Loan Agreement), Borrowers and Guarantors, as applicable, shall deliver to CapitalSource, a written notice specifying the nature and period of existence thereof and what action such Borrower or Guarantor is taking or proposes to take with respect thereto. (m) Notice of Claimed Default. Promptly upon becoming aware that holder of any material obligation or of any evidence of material indebtedness of any Borrower or any Guarantor, or with respect to EFI, RFI, the Company or ERC, any Applicable Underlying Borrower or Applicable Underlying Guarantor (as such terms are defined in the Bridge Loan Agreement), has given notice or taken any other action with respect to a claimed default or event of default with respect thereto, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action such Borrower or such Guarantor is taking or proposes to take with respect thereto.

         (n) Material Adverse Developments. Promptly upon becoming aware of any information, other than information relating to any litigation, investigation, proceedings or claims pending or threatened against any Borrower or any Guarantor, that could materially and adversely affect such Borrower or such Guarantor, and with respect to EFI, RFI, the Company or ERC, which could materially adversely affect any Applicable Underlying Borrower, any Applicable Underlying Guarantor, any Applicable Resort, or any Applicable Underlying Loan Collateral (as such terms are defined in the Bridge Loan Agreement), or all or any portion of the Collateral, including any Resort, including but not limited to the ability of such Borrower or such Guarantor to perform its obligations under the Loan Documents, such Borrower or such Guarantor shall provide CapitalSource with telephonic notice thereof, immediately followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof.

         (o) Hazardous Materials. Borrowers shall promptly notify CapitalSource of any change in the nature or extent of any Hazardous Materials (as may be defined in the Loan Document applicable to such Borrowers) maintained on or under any of the Resorts or used in connection therewith, and will deliver to CapitalSource copies of any citation, order, notice, or other governmental or other communication received with respect to any Hazardous Material or other environmentally regulated substances affecting such Resort. CapitalSource shall have the right to require Borrowers to perform on a periodic basis (at Borrowers' expense) an environmental audit of each of such Resort and, if deemed reasonably necessary by CapitalSource, an environmental

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EXHIBIT 10.1

risk assessment, each of which must be satisfactory to CapitalSource, in its sole discretion. Each such audit and/or risk assessment shall be conducted by a licensed environmental consultant.

         (p) Other Information. Each Borrower and each Guarantor agree to promptly deliver to CapitalSource any other available information related to any Loan, or any Collateral for any Loan as CapitalSource may in good faith request.

         9.14 Conditions to Effectiveness. The effectiveness of this Second Master Modification Agreement is subject to the satisfaction of the following conditions precedent in a manner satisfactory to CapitalSource, unless specifically waived in writing by CapitalSource:

         (a) CapitalSource shall have received this Second Master Modification Agreement, duly executed by Borrowers and Guarantors.

         (b) The representations and warranties contained herein and in all of the Loan Documents, as each may be amended hereby, or in connection herewith, shall be true and correct as of the date hereof, as if made on the date hereof.

         (c) No Default or Event of Default shall have occurred and be continuing.

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Second Master Modification Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to CapitalSource.

         (e) CapitalSource shall have received a modification agreement related to the $16,500,000 Additional Loans from Bank of America to Equivest Finance, Inc., executed by Bank of America, N.A., Equivest Finance, Inc., Peppertree Acquisition Corp., and Peppertree Acquisition Corp. II, in form and substance acceptable to CapitalSource evidencing an extension to the maturity date thereof for at least two (2) years from the previous maturity date thereof.

         (f) CapitalSource shall have received all fees and expenses payable to CapitalSource pursuant to Section 9.4 hereof.

         (g) CapitalSource shall have received in form and substance satisfactory to CapitalSource, certified copies of Borrowers' casualty insurance policies, together with loss payable endorsements on CapitalSource's standard form of loss payee endorsement naming CapitalSource as loss payee, and certified copies of Borrowers' liability insurance policies, together with endorsements naming CapitalSource as a co-insured.

         (h) Since May 20, 2001, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to CapitalSource shall have been proven to be inaccurate or misleading in any material respect.

         (i) CapitalSource shall have received (i) the executed amendment to the Ocean City Mortgage, the Avenue Plaza Mortgage, the St. Thomas Mortgage, the DC Mortgage, and the Riverside Mortgage, (ii) execution copies of all A&D Termination Documents,

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
EXHIBIT 10.1

and (iii) execution copies of all other documents executed in connection herewith, all in form and substance satisfactory to CapitalSource.

         (j) For each Borrower or Guarantor which is a corporation, CapitalSource shall have received a copy of the resolutions of such Borrower and/or Guarantor in form and substance reasonably satisfactory to CapitalSource, of the Board of Directors of each Borrower and Guarantor authorizing (i) the execution, delivery and performance of this Second Master Modification
Agreement, the amendment to the mortgages and deeds of trust contemplated herein, and any related agreements (collectively the "Documents") and (ii) the granting by each Borrower and Guarantor of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of each Borrower and Guarantor as of the Second Master Modification Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

         (k) For each Borrower or Guarantor which is a corporation, CapitalSource shall have received a copy of the Articles or Certificate of Incorporation of such Borrower and/or Guarantor, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of such Borrower and Guarantor and all agreements of such Borrower's and Guarantor's shareholders certified as accurate and complete by the Secretary of such Borrower and Guarantor.

         (l) CapitalSource shall have received good standing certificates for each Borrower and Guarantor dated not more than 30 days prior to the Second Master Modification Closing Date, issued by the Secretary of State or other appropriate official of Borrower's and Guarantor's jurisdiction of incorporation and each jurisdiction where the conduct of such Borrower's and Guarantor's business activities or the ownership of its properties necessitates qualification.

         (m) For each Borrower or Guarantor who is a limited liability company, CapitalSource shall have received a true and complete copy of an executed copy of Borrower's or Guarantor's regulations/operating agreement, and all amendments thereto, accompanied by a certificate dated the closing date, executed by each member of Borrower, or Guarantor that (i) such copy is correct and complete;
(ii) the regulations/operating agreement is in full force and effect; (iii) the regulations/operating agreement has not been dissolved or terminated and no proceeding for dissolution or termination is contemplated; and (iv) no default or event which with the lapse of time or the giving of notice or both could become a default has occurred under the regulations/operating agreement.

         (n) For each Borrower or Guarantor who is a limited liability company, CapitalSource shall have received (i) the written consent of each member to the extent required by the regulations/operating agreement approving the execution of this Second Master Modification Agreement and the granting of the security interests granted herein and in the loan Documents, authorizing the transactions contemplated hereby and, if, pursuant to permission therefor in the operating agreement, this Second Master Modification Agreement and the documents executed

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

EXHIBIT 10.1

in connection herewith are to be executed on behalf of such Borrower or Guarantor by less than all of the members, specifying by name each member authorized to so execute this Second Master Modification Agreement and the documents executed in connection herewith and whether and to what extent execution by more than one is required, (ii) a copy of such Borrower's or Guarantor's certificate of formation and all amendments thereto, accompanied by certificates that such copy is correct and complete which have been issued by
(A) the appropriate governmental official of the jurisdiction of formation of Borrower or Guarantor and (B) the manager of Borrower or Guarantor as of the Second Master Modification Closing Date.

         (o) CapitalSource shall have received all such other documents requested by CapitalSource deemed by it to be necessary to effectuate the transfer of the Loans, Loan Documents and liens and security interests in the Collateral from CSFB, including any assignments, financing statements, pledges, stock powers, issuance of new stock certificates, or other related documents.

         9.15 Additional Acknowledgements. With the execution of this Second Master Modification Agreement:

         (a) Borrowers and Guarantors do hereby acknowledge, confirm and agree to the prompt and immediate payment of all sums due CapitalSource from Borrowers and Guarantors and of all indebtedness of Borrowers and Guarantors to
CapitalSource, and to the immediate performance and prompt compliance by Borrowers and Guarantors of all obligations of Borrowers and Guarantors to CapitalSource.

         (b) Borrowers and Guarantors do hereby waive, discharge and release forever any and all existing claims, counterclaims, defenses, demands, and rights of set-off that it or they may presently have or may previously have had against CSFB or CapitalSource with respect to or arising in connection with any of the Loans or with regard to Loan Documents as modified hereby, or which may affect the validity or enforceability by CSFB or CapitalSource of its various rights and remedies under the Loan Documents, and each further acknowledges and agrees that the waiver, discharge and release herein contained represent an essential part of the consideration bargained for and received by CapitalSource in consideration of its agreements hereunder.

         (c)  As  additional   consideration  for   CapitalSource's   agreements
hereunder, each Borrower does hereby reconfirm and does re-grant to CapitalSource a security interest in the Collateral, as security for of the Loans under the Loan Documents.

         (d) The terms, conditions, covenants, and agreements hereof shall be binding upon the heirs, personal representatives, successors, and assigns of the parties hereto and shall inure to the benefit of the successors and assigns of CapitalSource. (e) Borrowers hereby acknowledge that (i) under no circumstances is CapitalSource obligated to make additional financing available, for any purpose, (ii) Borrowers are not entitled to any future advances from CapitalSource under any of

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

EXHIBIT 10.1

the Loans, and (iii) each Loan has been fully funded and CapitalSource has no obligation or commitment to advance any additional funds to any Borrower.

         (f) THIS SECOND MASTER MODIFICATION AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (g) Whenever the singular number is used herein, the same shall include the plural, and the masculine and/or feminine and the natural and/or artificial persons shall include all genders, whenever and wherever the context so requires or admits.

         (h) CapitalSource may, at any time and from time to time, waive any one or more of the provisions of this Second Master Modification Agreement, but any such waiver shall be deemed to be made in pursuance of this Second Master Modification Agreement and not in modification thereof, and any such waiver in any instance or under any particular circumstances shall not be considered a waiver of such condition in any other instance or other circumstances.

         (i) Any waiver or modification of the terms of this Second Master Modification Agreement by CapitalSource shall be in writing and shall be signed by an authorized officer of CapitalSource. No delay or omission of the part of CapitalSource in exercising any right hereunder shall operate as a waiver of that right or of any other right thereunder or hereunder.

         (j) Time is of the essence under this Second Master Modification Agreement with respect to each Borrower's and Guarantor's performance hereunder.

         (k) In the event any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the CapitalSource, not affect any provisions herein, but this Second Master Modification Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         (l)  In  the  event  governmental  entities,  agencies  or  departments determine that this Second Master Modification Agreement requires that additional documentary or intangible stamps taxes are necessary, Borrowers hereby agree to immediately pay such taxes. Borrowers shall further pay any interest or penalties which may accrue due to the requirement of additional documentary or intangible stamp taxes and shall indemnify, defend and save and hold harmless CapitalSource from and against any and all claims or liabilities arising from the requirements of such additional taxes. Failure on the part of Borrowers to pay these additional taxes when due shall constitute an Event of Default hereunder and under the Loan Documents.

         (m) Borrowers hereby acknowledge, confirm and agree that the consideration that Borrowers are receiving from CapitalSource under this Second Master Modification Agreement constitutes reasonably equivalent value and valuable consideration in exchange for the consideration that CapitalSource is receiving from Borrowers under this Second Master Modification Agreement.

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

EXHIBIT 10.1

         (n)   Borrowers   do  hereby   acknowledge,   confirm  and  agree  that
CapitalSource is proceeding in good faith and are Borrowers receiving the consideration granted to CapitalSource hereunder for value and in good faith.

         (o) Borrowers and Guarantors do hereby acknowledge, confirm and agree that CapitalSource reserves all rights and remedies under the Loan Documents and this Second Master Modification Agreement and as provided by applicable state and federal law.

         9.16 Ratification by Borrowers and Guarantors.

         (a) By the execution of this Second Master Modification Agreement in the spaces provided below, each of Borrowers agrees to the terms, provisions, and conditions set forth herein and acknowledges that except as expressly provided herein, all documents and instruments (including all documents listed on Exhibit "F" attached hereto) to which such Borrower is a party, that evidence, secure, or otherwise pertain to the Loans, as previously amended or modified, shall remain legally binding upon, and fully enforceable by CapitalSource against each of the Borrowers.

         (b) By the execution of this Second Master Modification Agreement in the spaces provided below, each Guarantor hereby: (a) acknowledges the execution of, and consents to, the terms and conditions of this Second Master Modification Agreement; (b) reaffirms and confirms its obligations, as applicable, under the Ocean City Guaranty, the Avenue Plaza Guaranty, the St. Thomas Guaranty, and the Riverside Guaranty (collectively the "Guaranties") and all other documents listed on Exhibit "F" attached hereto to which such Guarantor is a party, each made by the applicable Guarantor in favor of CapitalSource and acknowledges, confirms and agrees that Borrowers' obligations and indebtedness under, and as defined in, each of the Guaranties include all now existing and hereafter arising obligations and indebtedness of Borrowers to CapitalSource under, and in the Loan Documents, as amended by the Second Master Modification Agreement, except as limited by the terms of the Guaranties; (c) acknowledges that it has no defense, counterclaim, set-off or any other claim to diminish its liability under the Guaranties; and (d) acknowledges that its consent is not required to the effectiveness of the Second Master Modification Agreement or any future amendment, modification, forbearance or other action with respect to the Loans, or any of the other Loan Documents.

         9.17 Notices. Notwithstanding any other provision contained in any Loan Document, any notice or other communication required or permitted to be given under any Loan Document shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m., Washington, D.C. local time, on a business day; provided that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth
(4th) day after deposit in the mail postage prepaid.

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
EXHIBIT 10.1

Notices to EFI: Equivest Finance, Inc.

                                100 Northfield Street
                                Greenwich, Connecticut 06830
                                Attn: Richard Breeden
                                Telecopy: (401) 846-3888

Notices to RFI: Equivest Capital, Inc.

                                Two Clinton Square
                                Syracuse, New York 13202
                                Attn: President
                                Telecopy: (315)422-9477

Notices to all Borrowers and Guarantors:

                                c/o Equivest Finance, Inc.
                                115 Long Wharf
                                P. O. Box 2000
                                Newport, Rhode Island 02840
                                Attn: Richard Winkler
                                Telecopy: (401) 846-3888
Notices to CapitalSource
and CapitalSource Holdings:     CapitalSource Finance LLC
                                1133 Connecticut Avenue, N.W.
                                Suite 310
                                Washington, D.C. 20036
                                Attn: Loan Management Structured
                                Finance Group
                                Telecopy: (202) 862-4990
With a copy to:

                                Patton Boggs LLP
                                2001 Ross Avenue, Suite 3000
                                Dallas, Texas 75201
                                Attn: James C. Chadwick, Esq.
                                Telecopy: (214) 758-1550

         9.18 Protection of Collateral; Reimbursement. All original Loan Documents shall be delivered, at Borrowers' expense, to CapitalSource at its address as set forth below and, except as otherwise expressly provided herein to the contrary, held in CapitalSource's possession, custody, and control until all of the indebtedness owed to CapitalSource by Borrowers is paid in full and all of Borrowers' obligations under the Loan Documents have been fully satisfied. Alternatively, CapitalSource, in its sole discretion, may elect for Custodian to maintain possession, custody, and control of certain Collateral and all such documents and instruments during such period of time. The Loan Documents delivered to CapitalSource or Custodian (whether in connection with the execution of this Second Master Modification Agreement, or delivered from CSFB in connection with the Loan Sale Agreement) as described above shall be segregated by CapitalSource or Custodian, as the case may be, and stored in a

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EXHIBIT 10.1

secure, fire-resistant filing cabinet, access to which is limited in a commercially reasonable manner. Borrowers and Guarantors agree that such storage is and shall be deemed to constitute reasonable care by CapitalSource with respect to such Loan Documents. Except to the extent expressly included in the Custodian's fee as set forth in the Custodial Agreement, all insurance and other expenses of protecting the Loan Documents, including, without limitation, storing, warehousing, insuring, handling, maintaining, and shipping the Loan Documents, and any and all excise, property, intangible, sales, and use taxes imposed by any state, federal, or local governmental authority on any of the Loan Documents or in respect of the sale thereof shall be paid by Borrowers, jointly and severally. Any and all other amounts for which Borrowers may become liable hereunder and all costs and expenses (including attorneys' and paralegals' fees, legal expenses, and court costs) that CapitalSource may incur in enforcing or protecting its security interest or lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Second Master Modification Agreement or any other Loan Document or in respect to any of the transactions to be had hereunder or thereunder, until paid by Borrowers to CapitalSource with interest at the applicable default rate of interest (however defined in the applicable Loan Documents), shall be included among the indebtedness owed by Borrowers to CapitalSource and, as such, shall be secured by all of the Collateral. Provided that CapitalSource or Custodian retains the original Loan Documents delivered to it in a secure, fire-resistant filing cabinet as provided above, CapitalSource shall not be liable or responsible in any way for the safekeeping of any of the Loan Documents or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, Custodian, or any other Person (as defined in the Loan Documents) whomsoever, excluding damages or losses that occur as a result of CapitalSource's gross negligence or willful misconduct.

         9.19 Financial Covenants.

         (a) Minimum Tangible Net Worth. EFI shall maintain a minimum Tangible Net Worth in excess of (A) the greater of (i) $35,000,000, or (ii) 95% of the Tangible Assets of EFI minus total liabilities of EFI, determined in accordance with GAAP and calculated on a consolidated basis as of the end of each calendar quarter (commencing with September 30, 2001), plus (B) 50% of the positive Net Income, if any, of EFI for the immediately preceding calendar quarter.

         (b) Debt Service Coverage Test. EFI shall maintain a Debt Service Coverage Ratio of not less than 1.50 to 1.00, measured as of the last day of each calendar quarter.

         (c) Leverage Ratio. Neither EFI, individually, nor EFI and the other Borrowers, determined on a consolidated basis, shall permit the Leverage Ratio as of the last day of each calendar quarter to exceed 11.0 to 1.0, measured as of the last day of each calendar quarter.

         (d) Minimum Liquidity. EFI, individually, shall maintain not less than $1,000,000 of Liquid Assets, measured as of the last day of each calendar quarter.

         (e) Solvency. The Borrowers are, and at all times during the term of the Loans, shall remain Solvent.

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EXHIBIT 10.1

         9.20 Residual Interest of RFI. Borrowers and CapitalSource acknowledge that in accordance with Section 8.5 of the First Master Modification Agreement, and Section 1(e) of the Riverside Absolute Assignment, RFI retained and currently has a residual interest in the Riverside Loan in an amount equal to $2,656,712.75 (the "Riverside Residual Interest"). RFI acknowledges that its right to receive payment of the Riverside Residual Interest and an assignment of the Riverside Loan Documents is and shall, at all times during the term of the Loans, be subordinate in all respects to (i) the prior repayment in full to CapitalSource of the Riverside Loan in accordance with Section 9.3 hereof, and
(ii) the prior payment to CapitalSource of the Pool Loans required under Section
9.6 hereof.

         9.21 Events of Default. Notwithstanding any other provisions set forth in any of the Loan Documents (except for Loan Documents related to the Bridge
Loan), the parties agree the following events of default shall constitute "Events of Default" under any and all of the Loans (except the Bridge Loan), and the following "Events of Default" shall supercede and replace all existing "Defaults" and "Events of Default" set forth in all of the Loan Documents (other than the Loan Documents related to the Bridge Loan):

         (a) Payment Default. If any Borrower fails to make, as and when due, whether by acceleration or otherwise, any payment or mandatory prepayment of principal, interest, or other fees or amounts of any and every kind due under any Loan pursuant to any Loan Document.

         (b) Covenant Defaults. If any Borrower fails fully and timely to perform or observe any non-monetary covenant, agreement, or warranty contained in any Loan Document, including any covenants set forth in this Second Master Modification Agreement.

         (c) Warranties or Representations. If any statement or representation made by or on behalf of any Borrower or Guarantor in any Loan Document or in this Second Master Modification Agreement, or in any document, instrument, certificate, opinion, or other item furnished pursuant to the Loan Documents or this Second Master Modification Loan Agreement, is false, misleading, or incorrect in any material respect as of the date made or reaffirmed.

         (d) Enforceability. If (i) any Lien (hereinafter defined) granted by any Borrower to CapitalSource in connection with any Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority Lien (except for the Liens related to the Riverside Loan which rights therein are PARI PASSU with the rights of Home National Bank and Central National Bank & Trust of Enid, pursuant to that certain Collateral Agency and Intercreditor Agreement, dated August 23, 2000) in favor of CapitalSource encumbering the asset which it is intended to encumber, and such Borrower fails to cause such Lien to become a valid, enforceable, first and prior Lien (other than the Liens related to the Riverside Loan) in a manner satisfactory to CapitalSource, in its sole discretion, within ten (10) days after CapitalSource delivers written notice thereof to such Borrower; or (ii) if any material term, provision, or condition of any Loan Document becomes invalid or unenforceable by CapitalSource and its successors and assigns.

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

EXHIBIT 10.1

         (e) Insolvency. If any Borrower or Guarantor becomes insolvent or otherwise generally unable to pay its debts as and when they become due or payable.

         (f) Involuntary Proceedings. If a case is commenced or a petition is filed against any Borrower or Guarantor under any Debtor Relief Law (hereinafter defined), a receiver, conservator, liquidator, or trustee of any Borrower or Guarantor or of any material asset of any Borrower or Guarantor is appointed by court order and such order remains in effect for more than forty-five (45) days, or if any material asset of any Borrower or Guarantor is sequestered by court order and such order remains in effect for more than forty-five (45) days.

         (g) Voluntary Proceedings. If any Borrower or Guarantor voluntarily seeks, consents to, or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents to or suffers the appointment of a receiver, trustee, liquidator, or conservator for it or any part of its assets.

         (h) Attachment; Judgment; Tax Liens. Either (i) the issuance, filing, levy, or seizure against all or any portion of the Collateral of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $10,000, that is not discharged in full or stayed within thirty (30) days after such issuance, filing, levy, or seizure, or
(ii) the issuance, filing, levy or seizure against all or any portion of any assets of any Borrower or Guarantor, of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $100,000, that is not discharged in full or stayed within thirty (30) days after such issuance, filing, levy, or seizure.

         (i) Going Concern Reference. If any Borrower's or Guarantor's annual audited financial statements required to be furnished to CapitalSource, make a "going concern" reference or otherwise question such Borrower's or Guarantor's continuing viability as a going concern.

         (j) Removal of Collateral. If any Borrower conceals, removes, transfers, conveys, assigns, or permits to be concealed, removed, transferred, conveyed, or assigned, any of the Collateral in violation of the terms of any Loan Document or with the intent to hinder, delay, or defraud its creditors or any of them including, without limitation, CapitalSource.

         (k) Other Defaults. If a material default or event of default occurs in connection with any other loans or financing arrangements that any Borrower or Guarantor may have with CapitalSource.

         (l) Material Adverse Effect. If there occurs any event or condition that does or could have a Material Adverse Effect on any Borrower or Guarantor or the Loans.

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 57

EXHIBIT 10.1

         (m) Minimum Net Worth Requirement. The failure of EFI or EFI and the other Borrowers to comply with the Tangible Net Worth Requirement or the Leverage Ratio covenants set forth in this Second Master Modification Agreement.

         (n) Default by Borrowers in Other Agreements. Any default by any Borrower (i) in the payment of any indebtedness to CapitalSource; (ii) in the payment or performance of other indebtedness for borrowed money or obligations in excess of $50,000 secured by all or any portion of the Collateral; or (iii) in the payment or performance of any other material indebtedness or obligations.

         (o) Attachment; Judgment; Tax Liens. The issuance, filing, levy, or seizure against all or any portion of any Resort (including any Mortgaged Real Property) of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $25,000, that is not discharged in full or stayed within sixty (60) days after such issuance, filing, levy, or seizure.

         (p) Applicable Declarations. If any Applicable Declaration or a timeshare regime created thereby at a Resort is materially amended, restated, or terminated without CapitalSource's prior written consent.

         (q) Transfer of Property. Except for the sale of Intervals and/or Units in the ordinary course of a Borrower's business in accordance with the terms hereof and of the other Loan Documents, and except for transfers due to involuntary condemnation that do not render any Resort useless for its intended purpose, if any Borrower, without CapitalSource's prior written consent, sells, conveys, or further encumbers all or any part of its interest in any Resort or in any of the personalty located thereon or used or intended to be used in connection therewith. For purposes of this Section, an assignment, sale, or transfer shall also include the transfer of any stock in a Borrower other than to an existing shareholder thereof.

         (r) Lien Against Resort. Except for the liens and security interests set forth on Exhibit "J", or as otherwise specifically provided herein to the contrary, if any Borrower grants any Lien, security interest, or other encumbrance upon all or any portion of a Resort or all or any portion of the
Collateral other than in favor of CapitalSource, unless approved by CapitalSource in writing, in its sole and absolute discretion.

         (s) Title. If any violation or breach shall occur in any agreement, covenant, or restriction affecting title to all or any portion of a Resort, any Mortgaged Real Property, or any Intervals or Units which are encumbered by a Lien in favor of CapitalSource, including but not limited to any liens set forth on Exhibit "J", and such violation or breach is not cured within any time frame allowed hereunder.

         (t) Loss of License. The suspension, loss, revocation, or failure to renew or file for renewal of any legally required registration, approval, license, permit, or franchise now held or hereafter acquired by a Borrower with respect to any Resort or the marketing or sale of Intervals thereat or with respect thereto, or the failure to pay any amount which is necessary for the continued operation of a Resort in compliance with all

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 58

EXHIBIT 10.1

applicable laws and regulations related thereto, which loss, revocation, failure to renew or file for renewal, or failure to pay is not cured within thirty (30) days following such occurrence.

         (u) Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order, or other judicial or nonjudicial sanction limiting or materially affecting any Interval marketing or sales activities at or with respect to a Resort or the enforcement of CapitalSource's rights or remedies hereunder or pursuant to any of the other Loan Documents, which order or sanction is not terminated or dissolved within thirty (30) days after its issuance.

         (v) Legal Opinions. The failure to deliver the legal opinions to CapitalSource in accordance with the provisions of Section 9.23 of this Second Master Modification Agreement. References to "Defaults" and "Events of Default" in any of the Loan Documents (other than Loan Documents related to the Bridge
Loan) shall mean references to all "Events of Default" as documented above. It is the intent of the parties hereto for this Section 9.21 to supercede any contrary provisions in any other Loan Documents (other than Loan Documents related to the Bridge Loan). It is the intent of all parties hereto that any Event of Default with respect to one or more of the Loans shall constitute an Event of Default under each of the remaining Loans and Loan Documents, thereby entitling CapitalSource to exercise any or all legal and equitable rights and remedies available to CapitalSource, whether pursuant to the Loan Documents or by operation of law.

         9.22 Debt Covenant. CapitalSource acknowledges that the covenants regarding the limitation on additional Indebtedness set forth in Sections 3.11, 4.9, 5.9 and 6.11 of this Second Master Modification Agreement shall not apply to any other Loan or Borrower other than the Ocean City Loan, the Riverside Loan, the Avenue Plaza Loan and the St. Thomas Loan, respectively, as provided therein.

         9.23 Legal Opinions. No later than forty-five (45) days following the Second Master Modification Closing Date, CapitalSource shall have received executed legal opinions of Borrowers' and Guarantors' legal counsel in forms substantially similar to the forms contained in Exhibit "C" attached hereto. Borrowers and Guarantors hereby authorize and direct such counsel to deliver such opinions to CapitalSource.

         9.24 Waiver of Jury Trial. CAPITALSOURCE, BORROWERS AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND MASTER MODIFICATION AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR CAPITALSOURCE
ENTERING INTO THIS SECOND MASTER MODIFICATION AGREEMENT. SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 59

EXHIBIT 10.1

         9.25 Miscellaneous.

         (a) No Other Changes. Except as expressly set forth herein, each and every term, provision, and condition contained in the Loans and related documents, including all exhibits and schedules thereto and all of CapitalSource's rights and remedies thereunder, shall remain unchanged and in full force and effect following the Second Master Modification Closing Date.

         (b)  Inconsistencies.  The  terms of this  Second  Master  Modification
Agreement shall control and prevail in the event of any conflict or inconsistency between any of the Loan Documents and this Second Master Modification Agreement.

         (c) Counterparts. This Second Master Modification Agreement may be executed in identical counterparts, each of which shall be deemed an original for any and all purposes and all of which, collectively, shall constitute one and the same instrument.

         (d) Audits. Notwithstanding anything to the contrary set forth in any Loan Documents, Borrowers shall permit CapitalSource to perform on-site audits of Borrower's books and records relating to any of the Loans.

         9.26 Termination of Provisions. Borrowers and Guarantors acknowledge and agree that under certain circumstances CapitalSource may require CSFB to reacquire the Loans and Trust Loans in accordance with a put obligation (the "Put Option") set forth in the Loan Sale Agreement. Borrowers and Guarantors acknowledge and agree that if CapitalSource exercises the Put Option under the Loan Sale Agreement to require CSFB to reacquire the Loans and Trust Loans, then:

         (i) Within 90 days after the exercise by CapitalSource of the Put Option, (a) CapitalSource shall refund to Borrowers the Commitment Fee and legal and other closing costs actually paid to CapitalSource by Borrowers in connection with the transactions contemplated by this Second Master Modification Agreement and all other costs, fees and excess interest payments actually paid to CapitalSource by Borrowers (between August __, 2001 and consummation of the Put Option [the "Interim Period"]) that Borrower would not have otherwise paid but for the execution of the Second Master Modification Agreement; and (b) Avenue Plaza, Bluebeard and Castle shall pay to CapitalSource an amount equal to the sum of the Special Avenue Plaza Advance and the Special St. Thomas Advance, together with accrued and unpaid interest thereon less any release fees paid and applied to the unpaid balances of the Special Avenue Plaza Advance and the Special St. Thomas Advance (or, alternatively, the party having the greater burden of reimbursement may elect to offset the amount payable against the amounts payable by the other party; and

         (ii) Except with respect to provisions that expressly survive the termination of this Second Master Modification Agreement, this Second Master Modification Agreement and all other documents executed in connection herewith shall terminate, effective from and after the date of reassignment

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 60

EXHIBIT 10.1

of the Loans and Trust Loans to CSFB and (a) CapitalSource shall give credit to Borrowers for all release fees and other required principal payments under the Loans made by Borrowers to CapitalSource in the ordinary course; and (b) CapitalSource shall incur and pay all costs necessary to prepare, record and effectuate the termination of this Second Master Modification Agreement and all documents collateral thereto, and to provide Borrower any applicable partial releases for principal payments made by Borrowers during the Interim Period; and

         (iii) From and after such effective date, the terms and provisions of the Loan Documents shall govern and control as if this Second Master Modification Agreement had not been executed, except that the obligation of Avenue Plaza, Bluebeard and Castle to repay the Special Avenue Plaza Advance and the Special St.Thomas Advance, and interest thereon, and the obligation of CapitalSource to remit fees and payments per Section 9.26(i)(a) above, shall survive the termination of this Second Master Modification Agreement. If, pursuant to the Loan Sale Agreement, CapitalSource elects to receive from CSFB a cash adjustment to the purchase price paid by CapitalSource for each of the Loans and Trust Loans, then CapitalSource and Borrowers shall cooperate with one another in good faith to execute an amendment to this Second Master Modification Agreement which shall set forth an adjustment to the Initial Discounted Principal Amount of each of the Loans and the amounts related thereto (such as, without limitation, the Applicable Principal Balances, Aggregate Loan Amount, and Exit Fees payable hereunder).

         9.27 RELEASE. BORROWERS AND GUARANTORS HEREBY ACKNOWLEDGE THAT EACH HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CAPITALSOURCE. BORROWERS AND GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE CAPITALSOURCE, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS AND GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST CAPITALSOURCE, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS," INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 61

EXHIBIT 10.1

IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY LOAN DOCUMENT, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURES BEGIN ON FOLLOWING PAGE]

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 62

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Second Master Modification Agreement to be duly executed and delivered as of the date first above written.

EXHIBIT 10.1
BORROWERS:

EQUIVEST FINANCE, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST CAPITAL, INC.
By:_________________________
Name:_______________________
Its:________________________

EASTERN RESORTS COMPANY, LLC
By:_________________________
Name:_______________________
Its:________________________

EASTERN RESORTS CORPORATION
By:_________________________
Name:_______________________
Its:________________________

OCEAN CITY COCONUT MALORIE RESORT, INC.
By:_________________________
Name:_______________________
Its:________________________

BLUEBEARD'S CASTLE, INC.
By:_________________________
Name:_______________________
Its:________________________

AVENUE PLAZA LLC
By:_________________________
Name:_______________________
Its:________________________

CASTLE ACQUISITION, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST WASHINGTON, INC.
By:_________________________
Name:_______________________
Its:________________________


SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 63

EXHIBIT 10.1

GUARANTORS:

EQUIVEST FINANCE, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST LOUISIANA, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST ST. THOMAS, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST MARYLAND, INC.
By:_________________________
Name:_______________________
Its:________________________

EQUIVEST TEXAS, INC.
By:_________________________
Name:_______________________
Its:________________________

LENDER:

CAPITALSOURCE FINANCE LLC
By:_________________________
Name:_______________________
Its:________________________
WARRANT HOLDER:

CAPITALSOURCE HOLDINGS LLC
By:_________________________
Name:_______________________
Its:________________________

SECOND MASTER LOAN MODIFICATION AGREEMENT -- Page 64

EXHIBIT 10.1

LIST OF EXHIBITS

Exhibit A Additional Loans
Exhibit B List of Loans and Loan Balances
Exhibit C Form of Legal Opinion
Exhibit D Intentionally Omitted
Exhibit E List of Homeowner's Associations
Exhibit F List of Loan Documents
Exhibit G List of Escrow Agreements
Exhibit H Existing Defaults
Exhibit I Litigation
Exhibit J Existing Liens
Exhibit K List of Prior Loans (Repaid)
Exhibit L List of Warrants
Exhibit M Bridge Loan Collateral
Exhibit N Applicable Balances and Exit Fees

EXHIBIT 10.1

                                  EXHIBIT "A"
                                ADDITIONAL LOANS

EXHIBIT 10.1

EXHIBIT "B"
LOAN BALANCES

                                LIST OF LOANS
                   (BALANCE OUTSTANDING AND ORDER OF PAYOFF)

                        BALANCE
LOAN                    AS OF 05/17/01      BALANCE AS OF DETERMINATION DATE
1. BRIDGE                       1,794,132              1,494,132.29
2. SPECIAL AVENUE PLAZA ADVANCE         0                         0
3. SPECIAL ST. THOMAS ADVANCE           0                         0
4. ST THOMAS                   11,493,532             11,081,032.12
5. AVENUE PLAZA                11,493,532             12,245,000.00
6. OCEAN CITY                   3,315,147              3,039,147.62
7. RIVERSIDE                    2,656,713              2,564,012.75
-------------------------------------------------------------------------------------------------------------------
TOTAL                          30,753,056              30,423,324.78

EXHIBIT B - PAGE 1 OF 1

EXHIBIT 10.1
EXHIBIT "C"

                               FORM LEGAL OPINION
________, 2001

CapitalSource Finance LLC 1133 Connecticut Avenue, N.W.
Suite 310
Washington, D.C. 20036

Ladies and Gentlemen:

This opinion is being delivered in connection with that certain Second
Master Loan Modification Agreement dated as of September 7, 2001 by and among ______________________, a _______________ ("Borrower") and CapitalSource Finance
LLC, a Delaware limited liability company ("Lender") (the "Loan Agreement"). We have acted as special [State/District] counsel to Borrower in connection with the preparation, negotiation, execution, delivery and perfection of a real property lien and personal property security interest granted by Borrower to Lender, pursuant to the documentation described below. Unless otherwise defined herein, capitalized terms used in this opinion shall have the meanings given to those terms in the Loan Agreement.
For the purposes of this opinion, we have reviewed the following documents.

1. Assignment of [Mortgage/Deed of Trust] and other Loan Documents ("Mortgage Assignment");

2. Mortgage/Deed of Trust ("Mortgage") dated as of _______, 19___ executed by Borrower in favor of ____________;

3. Amendment to [Mortgage/Deed of Trust] ("Mortgage Amendment") amending that certain [Mortgage/Deed of Trust] (the "Mortgage"); and

4. The UCC-3 Financing Statement (the "Financing Statement") (copy of execution counterpart attached hereto) for filing in the office of ______________________, covering certain personal property, for filing under the Uniform Commercial Code as in effect in the State of [State/District] ("UCC"). The documents described above are herein collectively referred to as the "Lien Documents".

In addition, we have examined such other documents and certificates as we have deemed necessary or appropriate for the purposes of this opinion. Based upon the foregoing, we are of the opinion that:

EXHIBIT C - PAGE 1 OF 2

EXHIBIT 10.1

1. Assuming the truth of the warranties contained in the Mortgage, the Mortgage Assignment and Mortgage Amendment concerning Borrower's title to the Mortgaged Property (defined below) and the filing and recording of the Mortgage Assignment and Mortgage Amendment in the real property records of ______________________, the Mortgage, as assigned and amended by the Mortgage Assignment and Mortgage Amendment, creates a valid assignment and modification of a lien upon the property subject to the Mortgage (the "Mortgaged Property"), insofar as such Mortgaged Property constitutes real property, and a valid and perfected security interest in that portion of the Mortgaged Property constituting "fixtures" (as defined in [Section 9-313] of the UCC), including, all proceeds of such fixtures. The Mortgage, as modified by the Mortgage Assignment and Mortgage Amendment contains provisions that are sufficient to make available to the Lender remedies typically afforded to holders of mortgage instruments in [State/District].

2. Except for the filing of the Financing Statement, the Mortgage
Assignment and the Mortgage Amendment, no recordings, registrations or filings that have not been done are required by the laws of the [State/District of ______] in order to fully establish and perfect liens and security interests in favor of Lender in the Mortgaged Property owned by Borrower and no other or additional recording, reregistration or refiling in the [State/District of ______ ] will be required for such purpose except for the timely filing or continuation statements with respect to the Financing Statement.

3. [OTHER THAN _______________,] No state or local recording tax, mortgage tax or other fees, taxes or governmental charges are required to be paid in [State/District] as a result of the execution, delivery, performance, recordation or filing of any Lien Document or the consummation of the transactions contemplated therein.
This opinion is rendered to and for the benefit of CapitalSource
Finance LLC, and may be relied upon by its respective affiliates, subsidiaries, successors, assigns and any participants in any portion of the Loans.
[Firm Name]

EXHIBIT C - PAGE 2 OF 2

EXHIBIT 10.1

                                  EXHIBIT "D"

                             INTENTIONALLY OMITTED

EXHIBIT 10.1

                                   EXHIBIT "E"

                        LIST OF HOMEOWNERS' ASSOCIATIONS

EXHIBIT 10.1

                                  EXHIBIT "F"
                             LIST OF LOAN DOCUMENTS
1. BRIDGE LOAN:

Original Loan Documents:

a. Loan and Security Agreement dated as of August 25, 1998

b. $15,000,000.00 Promissory Note dated August 25, 1998 [SUPERSEDED BY AMENDED AND RESTATED PROMISSORY NOTE DATED DECEMBER 11 1998] SEE: ITEM "S" BELOW

c. Collateral Agreements (3):

i. Mountain Lodge Development, Inc. (Pollard Brook), dated January
31,1997

ii. R&B Development (Surfside), dated May 20, 1997

iii. Coventry Park U.S., Inc. (Ocean Gate)

d. Collateral Pledges and Assignments of Note Receivables and Applicable Mortgages (5), each dated August 24, 1998:

i. Mountain Lodge Development, Inc. (Pollard Brook)

ii. R&B Development (Surfside)

iii. Coventry Park U.S., Inc. (Ocean Gate)

iv. Killarney Country Club Owner's Association (Killarney Country
Club)

v. Old Aghadoe Village Owners Association (Old Aghadoe Village)

e. Promissory Notes (5) of various dates and Allonges dated August 24, 1998:

i. Mountain Lodge Development, Inc. (Pollard Brook)

ii. Killarney Country Club Owner's Association (Killarney Country
Club)

iii. Old Aghadoe Village Owners Association (Old Aghadoe Village)

iv. R&B Development (Surfside)

v. Coventry Park U.S., Inc. (Ocean Gate)

f. Underlying Mortgages (5)

i. Mountain Lodge Development, Inc. (Pollard Brook)

ii. Killarney Country Club Owner's Association (Killarney Country
Club)

iii. Old Aghadoe Village Owners Association (Old Aghadoe Village)

iv. R&B Development (Surfside)

v. Coventry Park U.S., Inc. (Ocean Gate)

g. Title Policies for Underlying Mortgages (5)

EXHIBIT F - PAGE 1 OF 14

EXHIBIT 10.1

h. Participation Agreements governing loans which have been participated by RFI (if any)

i. Assignment of Underlying Guarantees, dated August 25, 1998

j. Pledge and Security Agreement (membership interests of Eastern Resorts Company LLC), dated August 25, 1998

k. Pledge Agreement (stock of Eastern Resorts Corporation), dated as of August 25, 1998

l. UCC-1 Financing Statements - [Multi-State/Multi-Debtor]

m. Security Agreement (assets of Eastern Resorts Corporation and Eastern Resorts Company LLC), dated August 25, 1998

n. Security Agreement and Collateral Assignment, dated August 25, 1998

o. Custodial Agreement, dated August 25, 1998

p. Contribution Agreement, dated August 25, 1998
Loan Modification Documents:

q. Loan Modification Agreement, dated as of December 11, 1998

r. Side Letter Agreement, dated as of December 11, 1998 (cross default & other terms)

s. Amended and Restated Promissory Note dated as of December 11, 1998 [SUPERSEDES 8/25/98 NOTE, ITEM "B" ABOVE]

t. Amended and Restated Promissory Note ($15,000,000.00), dated as of June 11, 1999 [SUPERSEDES 12/11/98 NOTE, ITEM "S." ABOVE; SUPERSEDED BY 4/20/01 NOTE, ITEM "W." BELOW]

u. Letter Agreements (extending Maturity Date of the Bridge Loan) dated:

i. November 15, 2000

ii. December 21, 2000

iii. January 31, 2001

iv. March 22, 2001

v. March 30, 2001

v. Master Loan Modification Agreement, dated as of April 20, 2001

w. Second Amended and Restated Promissory Note, dated as of April 20, 2001 [SUPERSEDES 6/11/99 NOTE, ITEM "T." ABOVE]

EXHIBIT F - PAGE 2 OF 14

EXHIBIT 10.1
x. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par"), executed by EFI in favor of CSFB, dated April 20, 2001

y. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par plus $0.50"), executed by EFI in favor of CSFB, dated April 20, 2001

2. BLUEBEARD LOAN:
Original Loan Documents:

a. Loan and Security Agreement, dated as of July 30, 1998

b. Acquisition/Development Promissory Note ($17,000,000.00), dated July 30, 1998 [SUPERSEDED BY 4/20/01 NOTE, ITEM "Y." BELOW]

c. Receivables Promissory Note ($14,000,000.00), dated July 30, 1998
[PAID OFF]

d. Mortgage, Security Agreement, and Assignment of Leases and Rents, dated July 30, 1998, recorded in Book 50G Page 127 as Document No. 3401 (Office of the Recorder of Deeds for the Judicial District of St. Thomas and St. John, Territory of the United States Virgin Islands)

e. Collateral Assignment of Construction Contracts, dated July 30, 1998

f. Collateral Assignment of Architect's and Engineer's Agreements and Plans and Specifications, dated July 30, 1998

g. Collateral Assignment of Certificates, Permits, Licenses, Approvals, Bonds and Warranties, dated July 30, 1998

h. Collateral Assignment of Borrowers' Rights Under the Applicable Declarations and Bylaws, dated July 30, 1998

i. Collateral Assignment of Trademarks, Trade Names, Service Marks, Copyrights, and Other Intellectual Property, dated July 30, 1998

j. UCC-1 Financing Statements filed in Virgin Islands and Florida by
Debtors:

i. Castle Acquisitions, Inc.

ii. Kosmas Caribbean Holdings Corp.

iii. Bluebeard's Castle, Inc.

k. Acquisition/Development Payment Guaranty, dated July 30, 1998

l. Completion Guaranty, dated July 30, 1998

m. Hazardous Materials Indemnity Agreement, dated July 30, 1998

n. Lockbox Agreement, dated July 30, 1998

EXHIBIT F - PAGE 3 OF 14

EXHIBIT 10.1

o. Servicing Agreement, dated July 30, 1998

p. Custodial Agreement, dated July 30, 1998

Loan Modification and Assignment Documents:

q. Loan Assignment Agreement, dated as of September 18, 1998

r. Loan Assumption Agreement, dated as of March 30, 1999

s. Completion Guaranty, dated as of March 30, 1999

t. Acquisition/Development Payment Guaranty, dated as of March 30, 1999

u. Assignment of Underlying Guaranty, dated as of March 30, 1999

v. Mutual Release, dated March 26, 1999

w. Hazardous Materials Indemnity Agreement, dated March 30, 1999

x. Master Loan Modification Agreement, dated as of April 20, 2001

y. Amended and Restated Acquisition/Development Promissory Note
($17,000,000), dated as of April 20, 2001

z. Amended and Restated Acquisition/Development Payment Guaranty, dated as of April 20, 2001

aa. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par"), executed by EFI in favor of CSFB, dated April 20, 2001

bb. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par plus $0.50"), executed by EFI in favor of CSFB, dated April 20, 2001

3. A&D LOAN:

Original Loan Documents:

a. Loan and Security Agreement, dated as of November 14, 1997

b. Promissory Note ($30,000,000.00) dated November 14, 1997
[SUPERSEDED BY 4/20/01 NOTE, ITEM "N." BELOW]


c. Guaranty, dated November 14, 1997

d. Subordination Agreement, dated November 14, 1997

e. Lockbox Agreement, dated November 14, 1997

EXHIBIT F - PAGE 4 OF 14

EXHIBIT 10.1

f. Servicing Agreement, dated November 14, 1997

g. Warrant to Purchase Shares of Common Stock of Equivest Finance, Inc. (250,000 shares), executed by EFI in favor of CSFB, dated November 14, 1997 [SUPERSEDED BY ITEM "H." BELOW]

h. Amended and Restated Warrant to Purchase Common Stock of Equivest Finance, Inc. (125,000 shares), executed by EFI in favor of CSFB, dated November 14, 1997 [SUPERSEDES 5.G.]

i. Registration Rights Agreement, dated November 14, 1997 (re: Amended and Restated Warrant to Purchase Common Stock of Equivest Finance, Inc.)

j. Warrant to Purchase Common Stock of Equivest Finance, Inc. (180,000 shares), executed by EFI in favor of CSFB, dated July 17, 1998

k. Registration Rights Agreement, dated July 17, 1998 (re: Warrant to Purchase Common Stock of Equivest Finance, Inc.)
Loan Modification and Assignment Documents:

l. Letter Agreements (extending Maturity Date of the A&D Loan) dated: i. November 15, 2000 ii. December 21, 2000 iii. January 31, 2001 iv.
March 22, 2001 v. March 30, 2001

m. Master Loan Modification Agreement, dated as of April 20, 2001
n. Amended and Restated Promissory Note ($30,000,000), dated as of April
20, 2001

o. Amended and Restated Guaranty, dated as of April 20, 2001

p. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par"), executed by EFI in favor of CSFB, dated April 20, 2001

q. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par plus $0.50"), executed by EFI in favor of CSFB, dated April 20, 2001

UNDERLYING LOANS:

I. RIVERSIDE LOAN (Riverside Suites Ltd. / Bexar County, Texas)

a. Acquisition and Development Loan Agreement, dated March 12, 1998

b. Acquisition and Development Promissory Note ($6,300,000.00), dated

March 12, 1998 [NOT IN FILES]

EXHIBIT F - PAGE 5 OF 14

EXHIBIT 10.1

c. Deed of Trust and Security Agreement, dated March 12, 1998, recorded in Vol. 7387 Page 963 (Real Property Records of Bexar County, TX)

d. Guaranty and Subordination Agreement (Innovative Equities, LLC), dated March 12, 1998

e. Guaranty and Subordination Agreement (Avrum Gaynor), dated March 12,
1998

f. Guaranty and Subordination Agreement (Anne B. Gaynor), dated March 12,
1998

g. Guaranty and Subordination Agreement (Terrence Gomez), dated March 12,
1998

h. Assignment of Underlying Guaranties, dated March 25, 1998

i. Environmental Indemnity, dated March 12, 1998

j. Amendment of Loan Documents for Acquisition and Development Loan and Hypothecation Loan by Resort Financing, Inc. to Riverside Suites, Ltd.

k. Termination and Release of Collateral Pledge and Assignment of Note Receivable and RFI/Equivest Texas Security Documents, dated as of
April 20, 2001, recorded in Real Property Records of Bexar County, TX on June 22, 2001, as Document No. 2001-0105850

l. Assignment of Deed of Trust and Other Loan Documents [by RFI to CSFB], dated as of April 20, 2001, recorded in Real Property Records of Bexar County, TX on June 22, 2001, as Document No. 2001-0105851

m. Guaranty Agreement, dated April 20, 2001, by Equivest Finance, Inc. ("EFI") in favor of Credit Suisse First Boston Mortgage Capital LLC ("CSFB")
August, 2000 Loan by RFI to Equivest Texas, Inc.: [ALSO: LOANS BY CNB & TRUST OF ENID AND HOME NATIONAL BANK]

n. Promissory Note ($4,500,000.00), dated August 21, 2000

o. Deed of Trust and Security Agreement, dated August 23, 2000, recorded in Real Property Records of Bexar County, TX as Document No.
2000-0144330

EXHIBIT F - PAGE 6 OF 14

EXHIBIT 10.1

p. Assignment of Rents, Leases and Other Benefits, dated August 23, 2000, recorded in Real Property Records of Bexar County, TX as Document No. 2000-0144333
q. Assignment of Architectural Contract and Plans and Specifications, dated August 21, 2000, by ETI, as Borrower, in favor of RFI, as Lender
r. Assignment and Subordination of Management Agreement, dated August 21, 2000, by ETI, as Borrower, in favor of RFI, as Lender
s. Environmental Indemnity Agreement, dated August 21, 2000, by ETI, as Borrower, and EFI as Guarantor (both, ETI and EFI as Indemnitors) in favor of RFI as Indemnitee
t. Notice and Agreement, dated August, 2000, by ETI, as Borrower, in favor of RFI, as Lender
u. Unconditional Guarantee of Payment and Performance, dated August ____, 2000, by Equivest Texas, Inc. ("ETI"), in favor of Resort Funding,
Inc. ("RFI")
v. Collateral Agency and Intercreditor Agreement ("Intercreditor Agreement") dated August 23, 2000, by and among ETI, as Borrower, RFI, CSFB, Central National Bank and Trust of Enid ("Central National") and Home National Bank ("Home National")
w. Subordination Agreement dated August 23, 2000, between EFI, EFI Texas Acquisition, Inc., Home National Bank, Central National Bank & Trust of Enid, RFI and CSFB
x. Escrow Agreement, dated August 23, 2000, by and among Home National, Central National, and RFI, as Lenders, ETI, as Borrower, and Lawyers Title of San Antonio as Agent, as it relates to the Intercreditor Agreement

II. COCONUT PALMS LOAN
(Ocean Development Group, Inc. / Volusia County, Florida)

a. Acquisition and Development Loan Agreement, dated April 15, 1998, by and between Ocean Development Group, Inc. ("Ocean"), as Borrower, and Resort Funding, Inc. ("RFI"), as Lender
b. Mortgage, Assignment of Leases and Rents, and Security Agreement, dated April 15, 1998, recorded in Book 4306 Page 3269 (Official
Records of Volusia County, FL)

EXHIBIT F - PAGE 7 OF 14

EXHIBIT 10.1

c. Acquisition, Development and Construction Promissory Note ($9,000,000.00), dated April 15, 1998
d. Assignment of Architectural Contract and Plans and Specifications, dated April 15, 1998, by and between Ocean, as Borrower, and RFI, as Lender
e. Assignment of Construction Contract, dated April 15, 1998, by and between Ocean, as Borrower and RFI, as Lender
f. Environmental Indemnity Agreement, dated April 15, 1998, by and between Ocean, as Indemnitor, and RFI, as Indemnitee
g. Guaranty and Subordination Agreement (Kosmas Group International,
Inc.),
h. Guaranty and Subordination Agreement ("Paul Kosmas"),
i. Guaranty and Subordination Agreement ("Nicholas Kosmas"),Guaranty and Subordination Agreement ("Harold Gordy"),
j. Assignment of Underlying Guarantees, dated June 22, 1998
k. Assignment of Mortgage and Other Loan Documents, dated April 20, 2001 recorded in Book 4705 Page 4247 (Official Records of Volusia County,
FL)
l. Assignment of Underlying Guaranties, dated April 20, 2001, by RFI, as Assignor, in favor of Credit Suisse First Boston Mortgage Capital LLC, as Assignee

III. ELLINGTON AT WACHASAW LOAN (Carmel Development, Inc. / Georgetown Co.,
SC)

a. Acquisition, Development and Construction Promissory Note made by Carmel Development, Inc. ($2,400,000.00), dated July 17, 1998 [COPY]
b. Mortgage, Assignment of Rents and Leases and Security Agreement, dated July 17, 1998, recorded in Book 1092 Page 74 (Public Records of Georgetown County, SC)
c. Acquisition, Development and Construction Loan Escrow Agreement, dated July 17, 1998, by and among Carmel, as Developer, The Floyd Law Firm, P.C., as Escrow Agent, and RFI, as Lender
d. Guaranty and Subordination Agreement, dated July 17, 1998, by Glenn's Bay, Inc. in favor of RFI
e. Environmental Indemnity Agreement, dated July 17, 1998, by and between Carmel as Indemnitor and RFI as Indemnitee
f. Assignment of Architectural Contract and Plans and Specifications, dated July 17, 1998, by and between Carmel as Borrower and RFI as Lender

EXHIBIT F - PAGE 8 OF 14

EXHIBIT 10.1

g. Assignment of Construction Contract, dated July 17, 1998, by and between Carmel as Borrower and RFI as Lender

h. Assignment of Mortgage and Other Loan Documents, dated April 20, 2001 recorded in Book 1546 Page 305 (Public Records of Georgetown County,
SC)

i. Assignment of Underlying Guaranty, dated April 20, 2001, by and between RFI as assignor and Credit Suisse First Boston Mortgage
Capital LLC ("CSFB") as assignee

EXHIBIT F - PAGE 9 OF 14

EXHIBIT 10.1
4. DC LOAN [NOTE PAID OFF - MORTGAGE BEING ASSIGNED AS ADDITIONAL COLLATERAL] Original Loan Documents:

a. Promissory Note ($3,000,000.00) dated June 23, 1998, made by Capital City Suites, Inc., payable to CSFB [SUPERSEDED BY ITEM "G" BELOW]
b. Purchase Money Deed of Trust, Assignment of Rents and Leases and Security Agreement, dated June 23, 1998, recorded as Instrument No. 9800049339
c. Loan Disbursement Agreement, dated June 23, 1998
d. Guaranty and Subordination Agreement, dated June 23, 1998
e. Financing Statements, dated June 23, 1998, filed as Instrument No. 9800049340 among the Land Records and as Instrument No. 9800011411 among the Chattel Records of the DC Recorder of Deeds
f. Collateral Assignment of Architect Agreement and Plans
g. Promissory Note ($3,000,000) dated March 26, 1999 [SUPERSEDES ITEM "A"
ABOVE]


EXHIBIT F - PAGE 10 OF 14

EXHIBIT 10.1

5. OCEAN CITY LOAN:

Original Loan Documents:

a. Acquisition and Development Loan Agreement, dated as of October 24,
1997
b. Acquisition and Development Promissory Note ($5,500,000.00) dated October 24, 1997 [2 NOTES - DIFFERENT INTEREST RATES] [SUPERSEDED BY 3/26/99 NOTE, ITEM "P." BELOW]
c. Allonge [to Acquisition and Development Promissory Note]
d. Mortgage and Security Agreement and UCC-1 Financing Statement dated October 24, 1997, recorded in Liber 2445 Folio 574 (Worcester County, Maryland Land Records)
e. Promissory Note ($4,675,000.00), dated October 24, 1997 [made by RFI and EFI] [SUPERSEDED BY 3/26/99 NOTE, ITEM "P." BELOW]
f. Collateral Assignment of Mortgage and Security Agreement and UCC-1 Financing Statement, dated October 24, 1997, recorded in Liber 2445
Folio 594 (Worcester County, Maryland Land Records)
g. UCC-1 Financing Statements:
i. Resort Financing, Inc. and Equivest Finance, Inc.: MDSDT #
180268152
ii. Ocean City Coconut Malorie Resort: Worcester County Liber 2445
Folio 592
iii. Resort Financing, Inc.: Worcester County Liber 2445 Folio 601
iv. Resort Financing, Inc.: New York Sec. of State #035709 on 2/19/98
iv. Resort Financing, Inc.: Onondaga Co., NY # 001584 and #1585 on
2/18/98
h. Environmental Indemnity, dated October 24, 1997
i. Guaranty and Subordination Agreement (Kosmas Group International, Inc.), undated
j. Guaranty and Subordination Agreement (Robert Paul Kosmas), dated October 24, 1997
k. Guaranty and Subordination Agreement (Nicholas G. Kosmas), dated October 24, 1997
l. Guaranty and Subordination Agreement (Steven P. Kosmas), dated October
24, 1997
m. Guaranty and Subordination Agreement (Harold B. Gordy, Jr.), dated October 24, 1997

EXHIBIT F - PAGE 11 OF 14

EXHIBIT 10.1

n. Title policy
Loan Modification and Assignment Documents:
o. UCC-3 Amendment: Worcester County Liber 2473 Folio 504
p. Acquisition and Development promissory Note, ($4,521,150) dated March 26, 1999 [SUPERSEDED BY 4/20/01 NOTE, ITEM "U." BELOW]
q. Assignment of Mortgage and Other Loan Documents, dated March 26, 1999
r. Guaranty and Subordination Agreement, dated March 26, 1999, by EFI and EFI Maryland in favor of CSFB
s. Letter Agreements (extending Maturity Date of the Ocean City Loan)
dated:
i. November 15, 2000
ii. December 21, 2000
iii. January 31, 2001
iv. March 22, 2001
v. March 30, 2001
t. Master Loan Modification Agreement, dated as of April 20, 2001
u. Amended and Restated Acquisition and Development Promissory Note ($14,521,150), dated as of April 20, 2001
v. Amended and Restated Guaranty and Subordination Agreement, dated as of April 20, 2001
w. Escrow Agreement (if any)
x. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par"), executed by EFI in favor of CSFB, dated April 20, 2001
y. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par plus $0.50"), executed by EFI in favor of CSFB, dated April 20, 2001


6. AVENUE PLAZA LOAN:

Original Loan Documents:

a. Promissory Note ($19,000,000.00) dated December 19, 1997 [SUPERSEDED BY 4/20/01 NOTE, ITEM "T." BELOW]
b. Act of Mortgage, Security Agreement, and Assignment of Leases and Rents dated December 19, 1997, recorded in Orleans Parish, Louisiana (MIN 447902 and CIN 152019) N.A. No. 98-01491

EXHIBIT F - PAGE 12 OF 14

EXHIBIT 10.1
c. Assignment of Management Agreement, dated December 19, 1997
d. Assignment of Borrower's Rights as Developer Under Declaration and Bylaws, dated as of December 19, 1997
e. Assignment of Certificates, Permits, Licenses, Approvals, Bonds and Warranties, dated as of December 19, 1997
f. Guaranty and Subordination Agreement, dated December 19, 1997
g. ADA Completion Agreement and Guaranty, dated as of December 19, 1997
h. Hazardous Materials Indemnity Agreement, dated as of December 19, 1997
i. Agreement Regarding Servitudes, Restrictive Covenants, Non-Disturbance and Subordination, dated as of December 19, 1997, recorded in Orleans Parish, Louisiana (N.A. No. 98-01492)
j. UCC-1 Financing Statement, filed in the Mortgage Office of Orleans Parish, Louisiana on January 6, 1998, as Instrument No. 36-124654
k. Funding Agreement, dated as of December 19, 1997
l. Side-Letter Agreement re First Refusal for Purchase Money Receivables
m. Title policy

Loan Modification and Assignment Documents:

n. Loan Assumption Agreement, dated as of March 26, 1999
o. Mutual Release, dated March 26, 1999, by and among CSFB, Credit Suisse First Boston Structured Loan Participations, Series 1998-P1
Corporation ("Syndicate Lender"), Kosmas Group International, Inc., Kosmas Caribbean Holdings Corporation, Capital City Suites, Inc., and Steven P. Kosmas
p. Guaranty and Subordination Agreement, dated as of March 26, 1999
q. Hazardous Materials Indemnity Agreement, dated as of March 26, 1999
r. Letter Agreements (extending Maturity Date of the Avenue Plaza Loan) dated:
i. November 15, 2000
ii. December 21, 2000
iii. January 31, 2001
iv. March 22, 2001
v. March 30, 2001

EXHIBIT F - PAGE 13 OF 14

EXHIBIT 10.1

s. Master Loan Modification Agreement, dated as of April 20, 2001
t. Amended and Restated Promissory Note ($19,000,000), dated as of April
20, 2001
u. Amended and Restated Guaranty and Subordination Agreement, dated as of April 20, 2001
v. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par"), executed by EFI in favor of CSFB, dated April 20, 2001
w. Warrant to Purchase Common Stock of Equivest Finance, Inc. (200,000 shares - "at par plus $0.50"), executed by EFI in favor of CSFB, dated April 20, 2001

EXHIBIT F - PAGE 14 OF 14

EXHIBIT 10.1

EXHIBIT "G"

LIST OF ESCROW AGREEMENTS

         1. Escrow Agreement, dated August 23, 2000, by and among Home National Bank, Central National and Trust of Enid, and Resort Funding, Inc. (successor to the interests of Credit Suisse First Boston Mortgage Capital LLC, successor to the interests of CapitalSource Finance LLC), as Lenders, Equivest Texas, Inc., as Borrower, and Lawyers Title of San Antonio as Escrow Agent, as it relates to the Collateral Agency and Intercreditor Agreement dated August 23, 2000, by and among Equivest Texas, Inc., as Borrower, Resort Funding, Inc., Credit Suisse First Boston Mortgage Capital LLC, successor to the interests of CapitalSource Finance LLC, Central National Bank and Trust of Enid and Home National Bank.

EXHIBIT G - PAGE 1 OF 1

EXHIBIT 10.1
                                  EXHIBIT "H"

                               EXISTING DEFAULTS

                                      NONE



EXHIBIT H - PAGE 1 OF 1

EXHIBIT 10.1
                                  EXHIBIT "I"
                                   LITIGATION

EXHIBIT 10.1
                                  EXHIBIT "J"
                                 EXISTING LIENS

 1. Second Mortgage in favor of John W. Fager, securing a note in the principal amount of $500,000 dated October 24, 1997. OCEAN CITY LOAN

2. Deed of Trust, dated August 23, 2000, from Equivest Texas, Inc. to secure payment of one promissory note in the original principal amount of $2,000,000, payable to the order of Home National Bank (pari passu with the Riverside Deed of Trust). RIVERSIDE LOAN


3. Deed of Trust, dated August 23, 2000, from Equivest Texas, Inc. to Central National Bank and Trust of Enid, to secure Promissory Note in the original principal amount of $2,000,000 (pari passu with the Riverside Deed of Trust). RIVERSIDE LOAN

4. Deed of Trust and Security Agreement and UCC-1 Financing Statement dated March 17, 1998, by Riverside Suites Ltd., as Grantor to Resort Funding, Inc., as beneficiary. Resort Funding, Inc. entered into Settlement Agreement with Riverside Suites, and Riverside Suites executed a Deed in Lieu of Foreclosure in favor of Equivest Texas, Inc. Resort Funding, Inc. assigned rights under this Deed of Trust to Equivest Texas, Inc. along with underlying debt, and Equivest Texas, Inc. entered into Subordination Agreement with Home National Bank, Resort Funding, Inc. and Central National Bank of Enid. The current title policy does not reference this Deed of Trust. RIVERSIDE LOAN.

EXHIBIT J - PAGE 1 OF 1

EXHIBIT 10.1
                                  EXHIBIT "K"
                          LIST OF PRIOR LOANS (REPAID)

 1. Receivables Promissory Note in the original principal amount of $14,000,000 dated July 30, 1998 made by Kosmas Caribbean Holdings Corporation,
Bluebeard's Castle, Inc., and Castle Acquisition, Inc. payable to Credit
Suisse First Boston Mortgage Capital LLC, including that certain
Receivables Payment Guaranty dated March 30, 1999 by Equivest Finance, Inc.
and EFI St. Thomas Acquisition, Inc.
2. Hypothecation Loan Agreement from Resort Funding, Inc. to Ocean City
Coconut Malorie Resort, Inc., dated October 24, 1997, and that certain Hypothecation Promissory Note in the original principal amount of $22,000,000 dated October 24, 1997 payable to Resort Funding, Inc., each assigned to Credit Suisse First Boston Mortgage Capital LLC on March 26,
1999.
3. All loans from to Credit Suisse First Boston Mortgage Capital LLC to
Eastern Resorts Company LLC related to the Long Wharf Resort in Newport,
Rhode Island, including that certain $11,500,000 Loan and Security
Agreement, all Hypothecation Loans issued to Eastern Resorts Company LLC in connection therewith, all promissory notes issued in connection therewith, and all other loan agreements and documents related thereto.
4. Loan and Security Agreement dated February 11, 1998 by and between Resort Funding, Inc. as Borrower and Credit Suisse First Boston Mortgage Capital
LLC as Lender with a maximum principal amount of $75,000,000.
5. Loan from Resort Funding, Inc. to Surrey Vacation Resorts, Inc., collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC, located in Missouri.
6. Loan from Resort Funding, Inc. to Tanglewood Resort Properties, Inc. collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC.
7. Loan from Resort Funding, Inc. to Valley Inn, Inc., collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC, located in Waterville Valley, New Hampshire.
8. Loan from Resort Funding, Inc. to Colonial Acres, Inc., collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC, located in Yarmouth, Massachusetts.
9. Loan from Resort Funding, Inc. to Clublife Resorts, Inc., collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC, located in
Destin, Florida.
10. Loan from Resort Funding, Inc. to Sea Oats Resorts, Inc., collaterally assigned to Credit Suisse First Boston Mortgage Capital LLC, located in
Daytona Beach, Florida.

EXHIBIT K - PAGE 1 OF 2

EXHIBIT 10.1

11. Promissory Note dated March 7, 1994 from Debbie Reynolds Hotel & Casino, Inc. and Hamlett Production, Ltd. in the original principal amount of $2,500,000 (secured by first lien mortgage on the Debbie Reynolds Resort in Las Vegas, Nevada), assigned to Credit Suisse First Boston Mortgage Capital LLC.

12. Promissory Note dated July 27, 1985 executed by Debbie Reynolds Hotel & Casino, Inc. payable to the order of Bennett Funding International, Ltd. d/b/a Resort Funding, Inc. in the original principal amount of $2,865,000 (secured by third lien mortgage on the Debbie Reynolds Resort in Las Vegas, Nevada), assigned to Credit Suisse First Boston Mortgage Capital LLC.

EXHIBIT K - PAGE 2 OF 2

EXHIBIT 10.1
                                  EXHIBIT "L"
                                LIST OF WARRANTS


         1. Warrant to purchase up to 250,000 shares of common stock from Equivest Finance, Inc. dated November 14, 1997, as amended and restated by that certain Amended and Restated Warrant to purchase up to 125,000 shares of common stock from Equivest Finance, Inc. dated November 14, 1997

         (a) Registration Rights Agreement dated November 14, 1997

         2. Warrant to purchase up to 180,000 shares of common stock from Equivest Finance, Inc. dated July 18, 1998 (a) Registration Rights Agreement dated July 17, 1998 3. Warrant to purchase up to 200,000 shares of common stock from Equivest Finance, Inc. dated April 20, 2001 (a) Registration Rights Agreement dated April 20, 2001 4. Warrant to purchase up to 200,000 shares of common stock from Equivest Finance, Inc. dated April 20, 2001 (a) Registration Rights Agreement dated April 20, 2001 (Same document as 3(a))

EXHIBIT L - PAGE 1 OF 1

EXHIBIT 10.1

                                  EXHIBIT "M"
                   DESCRIPTION OF COLLATERAL FOR BRIDGE LOAN

1. Collateral assignment of five (5) mortgage loans originated by Resort Funding, Inc ("RFI") (some of which have been participated by RFI to various third party lenders):
(a) Collateral Pledge and Assignment of Note Receivable and Applicable Mortgage - Mountain Lodge Development, Inc., Grafton County, New
Hampshire Registry of Deeds
(b) Collateral Pledge and Assignment of Note Receivable and Applicable Mortgage - R&B Development, Inc., Barnstable County, Massachusetts
Registry of Deeds
(c) Collateral Pledge and Assignment of Note Receivable and Applicable Mortgage - Coventry Park U.S., Inc., St. John's, Florida
(d) Collateral Pledge and Assignment of Note Receivable and Applicable Mortgage - Killarney County Club Owners Association. [Ireland]
(e) Collateral Pledge and Assignment of Note Receivable and Applicable Mortgage - Old Killarney Village Owners Association. [Ireland]
2. Pledge of membership interests in Eastern Resorts Company, LLC ("ERC-LLC").
3. Pledge of capital stock of Eastern Resorts Corporation.
4. Security interest in assets of ERC-LLC and ERC.

EXHIBIT M - PAGE 1 OF 1